                                                                    Exhibit 10.6

================================================================================

                                CREDIT AGREEMENT

                          dated as of December 9, 1996

                                      among

                         TVA SISTEMA DE TELEVISAO S.A.,
                                  as Borrower,

                                  TEVECAP S.A.
                                  as Guarantor,

                            THE CHASE MANHATTAN BANK,
                                   as Lender,

                                       and

                     EXPORT-IMPORT BANK OF THE UNITED STATES

================================================================================

                   Eximbank Guarantee No. AP 069910XX - Brazil

                                TABLE OF CONTENTS
                                   (continued)

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

BACKGROUND ................................................................    1

SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.....................    1
           1.01  Defined Terms.............................................    1
           1.02  Principles of Construction................................    7

SECTION 2.  THE CREDIT; DISBURSEMENTS......................................    7
           2.01  Amount....................................................    7
           2.02  Availability..............................................    7
           2.03  Disbursements.............................................    8
           2.04  Ancillary Services........................................    8

SECTION 3.  GUARANTEE TO LENDER AND EXIMBANK BY GUARANTOR..................    8
           3.01  Guarantor Guarantee.......................................    8
           3.02  Guarantee Continuing and Unconditional....................    8
           3.03  Reinstatement.............................................    9
           3.04  Endorsement of Note(s)....................................    9

SECTION 4.  EXIMBANK GUARANTEE REQUIREMENTS................................   10
           4.01  Eligibility for Eximbank Guarantee........................   10
           4.02  Coverage of Eximbank Guarantee............................   11

SECTION 5.  TERMS OF THE CREDIT............................................   11
           5.01  Principal Repayment.......................................   11
           5.02  Interest Payment..........................................   11
           5.03  Alternative Interest Rate.................................   12
           5.04  Prepayment................................................   13
           5.05  Recapture.................................................   13
           5.06  Evidence of Debt..........................................   14

SECTION 6.  CONDITIONS PRECEDENT...........................................   14
           6.01  Conditions Precedent to First Utilization.................   14
           6.02  Condition Precedent to Each Utilization...................   16

SECTION 7.  FEES AND EXPENSES..............................................   17
           7.01  Fees......................................................   17
           7.02  Taxes.....................................................   18
           7.03  Expenses..................................................   19
           7.04  Additional or Increased Costs.............................   19

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

SECTION 8.  PAYMENTS........................................................  20
           8.01  Method of Payment..........................................  20
           8.02  Application of Payments....................................  20

SECTION 9.  REPRESENTATIONS, WARRANTIES AND COVENANTS.......................  21
           9.01  Representations and Warranties of the Borrower.............  21
           9.02  Affirmative Covenants of the Borrower......................  24
           9.03  Negative Covenants of the Borrower.........................  25
           9.04  Representations and Warranties of the Guarantor............  26
           9.05  Affirmative Covenants of the Guarantor.....................  29
           9.06  Negative Covenants of the Guarantor........................  30

SECTION 10.  CANCELLATION, SUSPENSION AND EVENTS OF DEFAULT.................  30
           10.01  Cancellation by the Borrower..............................  30
           10.02  Suspension and Cancellation by Eximbank...................  31
           10.03  Events of Default.........................................  31

SECTION 11.  GOVERNING LAW AND JURISDICTION.................................  34
           11.01  Governing Law.............................................  34
           11.02  Submission of Jurisdiction................................  34
           11.03  Service of Process........................................  34
           11.04  Waiver of Immunity........................................  35
           11.05  Waiver of Security Requirements...........................  35
           11.06  No Limitation.............................................  36

SECTION 12.  MISCELLANEOUS..................................................  36
           12.01  Computations..............................................  36
           12.02  Notices...................................................  36
           12.03  Disposition of Indebtedness...............................  36
           12.04  Benefit of Agreement......................................  37
           12.05  Termination of Eximbank Guarantee.........................  37
           12.06  Disclaimer................................................  37
           12.07  No Waiver; Remedies Cumulative............................  37
           12.08  Entire Agreement..........................................  37
           12.09  Amendment or Waiver.......................................  37
           12.10  Counterparts..............................................  37
           12.11  Judgment Currency.........................................  37
           12.12  English Language..........................................  38
           12.13  Severability..............................................  38

Annexes

Annex A       -  Form of Floating Rate Note

Annex B       -  Utilization Procedures

Annex C       -  Form of Opinion of Borrower's Counsel

Annex D       -  Form of Opinion of Guarantor's Counsel


Exhibit 1     -  Request for Reimbursement to Borrower's Account
Exhibit 1(a)  -  Itemized Statement of Payments
Exhibit 2     -  Supplier's Certificate
Exhibit 2(a)  -  Supplier's Certificate (L/C Application)
Exhibit 2(b)  -  Supplier's Certificate (Special Ancillary Services)
Exhibit 3     -  Certificate Authorizing Reimbursement
Exhibit 4     -  Request for Letter of Credit Approval
Exhibit 4(a)  -  Request for Approval of Amendment to Letter of Credit
Exhibit 5     -  Certificate Approving Letter of Credit
Exhibit 5(a)  -  Certificate Approving Amendment to Letter of Credit

                   Eximbank Guarantee No. AP 069910XX - Brazil

                                   Term Sheet


1.    Lender:                                      The Chase Manhattan Bank

2.    Borrower:                                    TVA Sistema de Televisao S.A.

3.    Guarantor(s):                                Tevecap S.A.

4.    Borrower's Country:                          Brazil

5.    Financed Portion:                            $29,349,780

6.    Exposure Fee (per U.S.$100.00
      of Financed Portion):                        U.S.$1,215,081

                  ( ) financed                  (x) not financed

7.    Credit Amount:                               U.S.$29,349,780

8. Guarantee Commitment Fee: one-eighth of one percent (1/8%) per annum on the uncancelled and undisbursed amount of the Credit, accruing from August 5, 1996 to the Final Disbursement Date, and payable on each October 15 and April 15 of each year, beginning on April 15, 1997.

9.    Principal Repayment:

      Tranche One - Nine (9) semi-annual installments, due and payable:

                Tranche Amount                Payment Dates
                --------------                -------------
                $11,400,000                   October 15 and April 15,
                                              beginning April 15, 1997

      Tranche Two - Ten (10) semi-annual installments, due and payable:

                Tranche Amount                Payment Dates
                --------------                -------------
                $17,949,780                   October 15 and April 15,
                                              beginning October 15, 1997

10.   Required Operative Date:                December 9, 1996

11. Except as otherwise provided in the Agreement, all notices shall be directed to the respective parties in accordance with the following:

      To the Borrower

      Address:               TVA Sistema de Televisao S.A.
                             Rua do Rocio, 313-V. Olimpia
                             Sao Paulo - SP, Brazil CEP  04552-904
      Attention:             Mr. Douglas Duran
      Fax:                   011-55-11-821-8770
      Telephone:             011-55-11-821-8554

      To the Guarantor

      Address:               Tevecap S.A.
                             Rua do Rocio, 313-V. Olimpia
                             Sao Paulo - SP, Brazil CEP  04552-904
      Attention:             Mr. Douglas Duran
      Fax:                   011-55-11-821-8770
      Telephone:             011-55-11-821-8554

      To the Lender

      Address:               The Chase Manhattan Bank
                             1 Chase Manhattan Plaza
                             New York, New York  10081
      Attention:             Anna Astriab, 16th Floor
      Fax:                   (212) 552-3559
      Telephone:             (212) 552-4716

      To Eximbank

      Address:               Export-Import Bank of the United States
                             811 Vermont Avenue, N.W.
                             Washington, DC  20571
      Attention:             Unless otherwise specified herein, Vice President -
                             Americas Division
      Fax:                   (202) 565-3420 (Americas Division)
                             (202) 565-3380 (Bank-wide)
      Telephone:             (202) 565-3400
      Telex:                 (TRT) 197681 EXIM UT

      THIS AGREEMENT dated as of ____________, 1996, is made by and among TVA Sistema de Televisao S.A., a corporation organized and existing under the laws of the Republic of Brazil (the "Borrower"), Tevecap S.A., a corporation organized and existing under the laws of the Republic of Brazil (the "Guarantor"). The Chase Manhattan Bank, a banking corporation organized and existing under the laws of the State of New York (the "Lender"), and the Export-Import Bank of the United States, an agency of the United States of America ("Eximbank"). Capitalized terms used herein shall be defined as provided in Section 1.

                                   BACKGROUND

      WHEREAS:


      (A) by this Agreement, the Lender has established an export financing credit (the "Credit") in the amount of U.S.$29,349,780, pursuant to which the Lender shall extend financing to the Borrower for the purchase of Items in the United States for export to the Borrower's Country;

      (B) pursuant to the terms of this Agreement, the Guarantor has agreed to guarantee the payment in full when due (whether at stated maturity, by reason of acceleration or otherwise) of all amounts due by the Borrower to the Lender or Eximbank, respectively, under this Agreement or the Note(s);

      (C) the establishment of the Credit will facilitate exports from the United States to the Borrower's Country;

      (D) a condition to the Lender's extension of the Credit under this Agreement is the availability of the Eximbank Guarantee pursuant to the terms and conditions of the Master Guarantee Agreement dated as of November 3, 1995 between the Lender and Eximbank (the "Master Guarantee Agreement"); and

      (E) the Credit may be utilized by the Borrower in accordance with the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

      SECTION 1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

      1.01 Defined Terms. For the purposes of this Agreement, unless otherwise defined herein, the following terms shall have the meanings specified below.

      "Acquisition List" shall mean the list furnished pursuant to Section 6.01(g).

      "Agreement" shall mean this Credit Agreement, including any Annex, Exhibit, Schedule, Term Sheet and other attachment thereto, as amended or otherwise modified from time to time.

      "Ancillary Services" shall mean all Banking Services, Financial Advisor Services, Technical Consultant Services and Legal Services.

      "Banking Services" shall mean the services of the Lender in its capacity as a lender guaranteed by Eximbank where such services are provided in connection with the Credit.

      "Borrower" shall have the meaning set forth in the preamble to this Agreement.

      "Borrower Documents" shall mean this Agreement, any Note and all other documents and instruments to be executed and delivered by the Borrower under this Agreement.

      "Borrower Financial Statements" shall mean the financial statements of the Borrower at December 31, 1995 furnished to the Lender and Eximbank prior to the date of this Agreement.

      "Borrower's Country" shall mean the Republic of Brazil.

      "Business Day" shall mean any day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks in London and New York City are open for domestic and foreign exchange business.

      "Cash Payment" shall have the meaning set forth in Section 4.01 (a).

      "Contract Price" shall mean, with respect to any Item, the invoice amount of such Item as appearing in the Supplier's invoice therefor.

      "Credit" shall have the meaning set forth in Whereas clause (A).

      "Debarment Regulations" shall have the meaning set forth in Section 9.01
(a)(xiv).

      "Disbursement" shall mean either a Reimbursement or an L/C Payment.

      "Disbursement Date" shall mean, in relation to any Disbursement, the Business Day on which the Lender shall make such Disbursement.

      "Disposition of Indebtedness" shall have the meaning set forth in Section 12.03.

      "Dollars," "U.S. Dollars," "U.S.D.," "U.S. $" or "$" shall mean the lawful currency of the United States of America.

      "Event of Default" shall have the meaning set forth in Section 10.03(a).

      "Eximbank" shall have the meaning set forth in the preamble to this Agreement.

      "Eximbank Approval" shall mean an "Eximbank Approval" (as such term is defined in the Master Guarantee Agreement), identified by reference to the Transaction Number.

      "Eximbank Guarantee" shall mean the guarantee provided by Eximbank under the Master Guarantee Agreement and the Eximbank Approval with respect to the Credit.

      "Exposure Fee" shall have the meaning set forth in Section 7.01(a)(ii).

      "Final Disbursement Date" shall have the meaning set forth in Section
2.02.

      "Financed Amount" shall mean the amount equal to the Financed Portion.

      "Financed Portion" shall mean the portion of the respective Contract Prices of the Items that may be covered under the Eximbank Guarantee in accordance with Section 4.02(a).

      "Financial Advisor Service" shall mean the services of a financial intermediary or advisor, provided that such Person has been retained by the Borrower, the Lender or Eximbank and such services relate to assisting the Borrower in obtaining, structuring and/or meeting the financial requirements of the Credit or assisting Eximbank in its analysis of the Credit, any underlying project and/or the business of the Borrower.

      "Floating Rate Note" shall mean a Note in the form of Annex A.

      "Foreign Cost" shall mean, with respect to any Item, the cost to the Supplier of any component of such Item if such component was produced or manufactured outside the United States. Eximbank shall determine what does and does not constitute Foreign Cost, and such determination, in the absence of manifest error, shall be conclusive and binding for all purposes.

      "Governmental Authority" shall mean the government or any political subdivision of the government of the Borrower's Country and the Guarantor's Country, any agency, department or any other administrative authority or instrumentality thereof, including, without limitation, any local or other governmental agency or other authority within the Borrower's Country or the Guarantor's Country.

      "Guarantee Certificate" shall mean, with respect to a Utilization, Eximbank's Certificate Authorizing Reimbursement in the form of Exhibit 3 to Annex B or Eximbank's Certificate Approving Letter of Credit in the form of
Exhibit 5 to Annex B, whichever is appropriate.

      "Guarantee Commitment Fee" shall have the meaning set forth in Section 7.01(a)(i).

      "Guarantor" shall have the meaning set forth in the preamble to this Agreement.

      "Guarantor Financial Statements" shall mean the financial statements of the Guarantor at December 31, 1995 furnished to the Lender and Eximbank prior to the date of this Agreement.

      "Guarantor Guarantee" shall mean the guarantee set forth in Section 3.

      "Guarantor's Country" shall mean the Republic of Brazil.

      "Interest Payment Date" shall mean April 15 and October 15 of each year, beginning on April 15, 1997.

      "Interest Period" shall mean, with respect to any Disbursement, (a) the period commencing on the Disbursement Date and extending up to, but not including, the next Interest Payment Date; provided, however, that if the Disbursement Date is within forty-five (45) days of such Interest Payment Date, the Interest Period shall end on the next succeeding Interest Payment Date; and
(b) thereafter the period commencing on each Interest Payment Date and extending up to, but not including, the next Interest Payment Date.

      "Items" shall have the meaning set forth in Section 4.01(a).

      "L/C Bank" shall have the meaning set forth in Part III of Annex B.

      "L/C Payment" shall have the meaning set forth in Section 2.03.

      "Legal Services" shall mean the services of attorneys engaged by the Borrower, the Guarantor, the Lender or Eximbank where such services are provided in connection with the Credit.

      "Letter of Credit" shall mean any irrevocable documentary sight letter of credit (in compliance with the requirements of the Uniform Customs and Practices for Documentary Credits (International Chamber of Commerce Publication 500), as the same may be amended from time to time) for which Eximbank has issued a Guarantee Certificate under this Agreement which shall, in any event, have an expiration date no later than the date (2) two weeks prior to the Final Disbursement Date.

      "LIBOR" shall mean, in relation to any Interest Period, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) quoted by the principal London office of the Lender or an affiliate of the Lender designated by the Lender at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of U.S. Dollar deposits for a period and in an amount comparable to such Interest Period and the principal amount upon which interest is to be paid during such Interest Period. Promptly after determining the applicable interest rate for an Interest Period, the Lender shall give notice by telex or telecopy to the Borrower of such rate, which rate, absent manifest error, shall be final, conclusive and binding on the Borrower.

      "Lien" shall mean any lien, lease, mortgage, pledge, hypothecation, preferential arrangement relating to payments, or other encumbrance or security interest.

      "MARAD" shall have the meaning set forth in Section 4.01(b).

      "Master Guarantee Agreement" shall have the meaning set forth in Whereas clause (D).

      "Note" shall have the meaning set forth in Section 5.06(a).

      "Other Governmental Authority" shall mean any government or any political subdivision of a government, any agency, department or any other administrative authority or instrumentality thereof, including, without limitation, any local or other governmental agency or other authority.

      "Payment Date" shall mean April 15 and October 15 of each year, beginning on April 15, 1997 for Tranche One and October 15, 1997 for Tranche Two.

      "Payment Default Date" shall have the meaning set forth in Section 5.02(b)(iii).

      "Permitted Lien" shall have the meaning set forth in Section 9.03(a).

      "Person" shall mean an individual corporation, partnership, trust, unincorporated organization or any other enterprise, or a Governmental Authority or Other Governmental Authority.

      "Principals" shall have the meaning set forth in Section 9.01(a)(xiv).

      "Production Cost" shall mean, with respect to any Item, the sum of (i) direct material and component costs, (ii) direct labor costs and (iii) indirect costs that can reasonably be attributed to the production of such Item. Eximbank shall determine what does and does not constitute Production Cost, and such determination, in the absence of manifest error, shall be conclusive and binding for all purposes.

      "Progress Payment" shall have the meaning set forth in Section 6.01(h).

      "Purchase Contract" shall mean either (a) any contract between the Borrower and a Supplier or any purchase order signed by the Borrower for the purchase of goods and/or services in the United States for export to the Borrower's Country, including, without limitation, Ancillary Services that are not Special Ancillary Services or (b) any contract between the Borrower and a Supplier for the purchase of Special Ancillary Services.

      "Regulatory Change" shall have the meaning set forth in Section 7.04(c).

      "Reimbursement" shall have the meaning set forth in Section 2.03.

      "Special Ancillary Services" shall mean Ancillary Services that fall within one of the categories described in the proviso to Section 2.04(a).

      "Special LIBOR" shall mean, with respect to any Interest Period, the rate of interest per annum specified as the Dollar LIBOR Interbank fixing rate in the Financial Times under the table entitled "Money Rates", in effect on the day two Business Days prior to the first day of the relevant Interest Period for a term similar to the term of such Interest Period. If no rate is specified for such day, the applicable rate shall be the rate specified for the immediately preceding day for which a rate is specified, and if more than one rate is specified, the applicable rate shall be the highest of all such rates. In the event the Financial Times either completely ceases publication or discontinues publication of the Dollar LIBOR Interbank fixing rate, then Eximbank shall determine Special LIBOR by reference to a financial publication with a similar international or U.S. circulation, which publication shall be selected by Eximbank in its sole discretion.

      "Supplier" shall mean the Person who issues a Supplier's Certificate.

      "Supplier's Certificate" shall mean a certificate of a Supplier in the form of Exhibit 2, or Exhibit 2(a) or Exhibit 2(b) to Annex B, whichever is appropriate.

      "Taxes" shall mean any taxes, fees, levies, imposts, duties or charges of whatsoever nature (whether imposed by withholding or deduction or otherwise) imposed by any Governmental Authority (including, without limitation, any taxing authority), or by any other jurisdiction from which payments required hereunder or under the Note(s) are made.

      "Technical Consultant Services" shall mean services of an advisor or consultant with respect to technical matters (including engineering consultants, yield consultants and insurance advisors) where: (a) Eximbank has required that such a consultant be retained in order to assist Eximbank in its analysis of the Credit and/or the business operations of the Borrower; (b) the services of such consultant relate to the Credit; and (c) the experience, expertise and overall competence of such consultant is satisfactory to Eximbank (in its sole and absolute discretion).

      "Tranche One" shall have the meaning set forth in Section 2.02.

      "Tranche Two" shall have the meaning set forth in Section 2.02.

      "Transaction Number" shall have the meaning set forth in the Master Guarantee Agreement.

      "Unpaid Amount" shall have the meaning set forth in Section 5.02(a)(ii).

      "U.S." or "United States" shall mean the United States of America.

      "U.S. Content" shall mean, with respect to any Item, the Contract Price of such Item less the Foreign Cost associated with such Item, if any. Eximbank shall determine what does and does not constitute U.S. Content, and such determination, in the absence of manifest error, shall be conclusive and binding for all purposes.

      "U.S. Treasury Rate" shall have the meaning set forth in Section 5.02(b)(iii).

      "Utilization" shall mean either: (i) the making of a Reimbursement in accordance with the Reimbursement Procedure set forth in Section II of Annex B; or (ii) the issuance of a Letter of Credit in accordance with the Letter of Credit Procedure set forth in Section III of Annex B.

      1.02 Principles of Construction.

      (a) The meanings set forth for defined terms in Section 1.01 or elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined.

      (b) Unless otherwise specified, all references in this Agreement to Sections, Term Sheets, Annexes, Exhibits and Schedules are to Sections, Term Sheets, Annexes, Exhibits and Schedules in or to this Agreement.

      (c) The headings of the Sections in this Agreement are included for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

      SECTION 2. THE CREDIT; DISBURSEMENTS

      2.01 Amount. The Lender hereby establishes the Credit, upon the terms and conditions set forth in this Agreement, in favor of the Borrower in the amount of U.S.$29,349,780 to enable the Borrower to finance the Financed Portion of the costs incurred on or after September 30, 1995 by the Borrower for purchase of the Items in the United States and their export to the Borrower's Country (provided that Items which are Ancillary Services need not be purchased in the United States if the requirements of the proviso to Section 2.04(a) are satisfied).

      2.02 Availability. Subject to the terms and conditions provided herein, including, without limitation, the conditions set forth in Section 6, Disbursements under the Credit may be made up to and including the Final Disbursement Date. "Final Disbursement Date" shall mean either November 15, 1996 for the first tranche in the amount of U.S.$11,400,000 ("Tranche One") and August 15, 1997 for the second tranche in the amount of U.S.$17,949,780 ("Tranche Two") or, if earlier, the date on which the relevant tranche is canceled by either (i) the Borrower in accordance with Section 10.01, or (ii) Eximbank in accordance with Section 10.02. Notwithstanding anything herein to the contrary, Disbursements under Tranche One may be made only in connection with Items shipped to the Borrower's Country between September 30, 1995 and July 31, 1996, and Disbursements under Tranche Two may be made only in connection with Items shipped to the Borrower's Country between August 1, 1996 and June 30, 1997.

      2.03 Disbursements. Upon satisfaction of the conditions set forth in
Section 6, the Credit may be disbursed under the tranche applicable to such Disbursement in the manner described in, and subject to the conditions of, Annex
B. Disbursements may be made: (a) through drawings by a Supplier under a Letter of Credit ("L/C Payments") and/or (b) by advances from the Lender to the Borrower reimbursing the Borrower for payments to a Supplier and/or Eximbank ("Reimbursements"). For the avoidance of doubt, as described in Annex B, the term "Disbursements" shall include payments made under the Credit in respect of the Exposure Fee.

      2.04 Ancillary Services.

      (a) Ancillary Services relating to the Credit shall be treated in the same manner as any other services (including, without limitation, the requirements set forth in Section 4 of this Agreement); provided that the Foreign Cost associated with any such Ancillary Services shall be deemed to be zero if either
(i) Eximbank requires that the Borrower or another Person pay for the provision of such Ancillary Services by a Supplier selected by Eximbank or (ii) Eximbank in its sole determination finds that such Ancillary Services are both necessary in order for the underlying transaction to go forward and cannot be reasonably obtained in the United States.

      (b) Utilizations for Ancillary Services may be made under the Credit only after there have been one or more Utilizations with respect to Items financed by such Credit that are not Ancillary Services.

      SECTION 3. GUARANTEE TO LENDER AND EXIMBANK BY GUARANTOR

      3.01 Guarantor Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to the Lender and Eximbank the full, prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Credit, together with any and all other amounts payable by the Borrower to the Lender or Eximbank under this Agreement or the Note(s). If the Borrower shall fail to pay when due any or all sums hereby guaranteed (whether at stated maturity, by acceleration or otherwise), the Guarantor shall forthwith pay, without any demand or notice, the full amount due and payable by the Borrower in U.S. Dollars at the place and in the manner required by this Agreement or the Note(s). This is a guarantee of payment and not merely of collection, and shall remain in full force and effect until all the obligations of the Borrower hereby guaranteed are paid in full. To the extent permitted by applicable law, the Guarantor waives all defenses of a surety or guarantor to which it may be entitled by statute or otherwise.

      3.02 Guarantee Continuing and Unconditional.

      (a) The Guarantor Guarantee is a continuing, absolute and unconditional guarantee of payment as primary obligor and not merely as surety, and shall apply to all obligations of the Borrower under this Agreement and the Note(s) whenever arising. Without limiting the generality of the foregoing, the Guarantor Guarantee shall not be released, discharged or otherwise affected by:
(i) the lack of genuineness, legality, validity, regularity or enforceability of this Agreement or the Note(s) or any other agreement or document contemplated hereby; (ii) the surrender, release, exchange, substitution, taking of any additional collateral, or impairment of any collateral; (iii) failure by the Borrower to comply with any of the terms of this Agreement or the Note(s); (iv) any change in the name, authorized activities, capital stock, corporate existence, structure, personnel or ownership of the Borrower; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets; or (vi) any other act or omission to act or delay of any kind by the Borrower, the Guarantor, the Lender or Eximbank or any other Person, or any other circumstance whatsoever that might, but for the provisions of this
Section 3.02, constitute a legal or equitable discharge or defense to the Guarantor's obligations hereunder.

      (b) The Guarantor hereby irrevocably and expressly waives all diligence, presentments, demands, protests and notices of any kind whatsoever, including, without limitation, notices of nonperformance or nonpayment, notices of default, notices of protest, notices of dishonor, notices of acceptance of this Guarantor Guarantee, and notices of the existence, creation or incurring of new or additional obligations by the Borrower under this Agreement or the Note(s).

      (c) The Guarantor consents that, without notice to the Guarantor and without the necessity for any additional endorsement, consent or guarantee by the Guarantor, the liabilities of the Borrower hereby guaranteed may, from time to time, be renewed, extended, increased, accelerated, modified (including without limitation any change in interest rate or a switch from a floating to fixed rate of interest), amended, compromised, waived, released or discharged by the Lender or Eximbank, and any security which is or in the future may be held, or any other guarantee issued for, the payment of the indebtedness of the Borrower under this Agreement or the Note(s) may be exchanged, sold or surrendered by the Lender or Eximbank, all without impairing or affecting in any way the obligation of the Guarantor hereunder. Neither the Lender nor Eximbank shall be obliged to enforce any remedies against the Borrower or any guarantee or security which it may hold before being entitled to payment from the Guarantor of the obligations hereby guaranteed.

      3.03 Reinstatement. The Guarantor Guarantee shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of obligations hereby guaranteed is recovered from or repaid by the Lender, Eximbank or any other party as a result of any proceeding in bankruptcy, insolvency, reorganization or otherwise.

      3.04 Endorsement of Note(s). To evidence further the Guarantor Guarantee contained in this Section 3, the Guarantor agrees to endorse and execute its guarantee legend, in the form specified in Annex A, immediately below the signature of the duly authorized officer(s) of the Borrower on each Note issued by the Borrower hereunder, including any replacement Note issued pursuant to Section 5.06.

      SECTION 4. EXIMBANK GUARANTEE REQUIREMENTS

      4.01 Eligibility for Eximbank Guarantee.

      (a) "Items" shall mean (i) goods exported from the United States under a Purchase Contract and (ii) services performed under a Purchase Contract (including, without limitation, Ancillary Services), all of which goods and services shall be specified on the Acquisition List and shall have been approved by Eximbank as eligible under the Eximbank Guarantee and thus eligible for financing under the Credit. Eximbank shall determine what does and does not constitute an Item, and such determination, in the absence of manifest error, shall be conclusive and binding for all purposes. The Foreign Cost associated with each Item shall be less than fifty percent (50%) of the Production Cost of such Item; and the Borrower shall have made or caused to be made a cash payment ("Cash Payment") for the purchase of such Item in an amount equal to not less than fifteen percent (15%) of the Contract Price of such Item.

      (b) To be eligible for the Eximbank Guarantee, all Items that are to be financed under the Credit and that are to be exported by ocean vessel must be transported from the United States in vessels of U. S. registry, as required by 46 U.S.C. ss. 1241-1 (Public Resolution No. 17 of the 73rd Congress of the United States, as amended), except to the extent that a waiver of this requirement is obtained from the U. S. Maritime Administration ("MARAD"), as described in Annex B. Notwithstanding Section 4.01(a), if any Items are shipped on vessels of non-U.S. registry without a MARAD waiver, or contrary to the provisions of a MARAD waiver, such Items will not be eligible under the Eximbank Guarantee and thus will not be eligible for financing under the Credit.

      (c) If an Item is shipped on ocean vessels or aircraft of U.S. registry, the cost of shipment may be included in the U.S. Content of the Item. If an Item is shipped on ocean vessels or aircraft of non-U.S. registry, the cost of shipment may be part of the Foreign Cost associated with such Item if such cost has been included in the Contract Price of the Item and, in the case of ocean vessels, a MARAD waiver has been obtained. So long as the applicable pooling agreement with MARAD remains in full force and effect, the cost of ocean freight for shipment of Items from the United States to the Borrower's Country on an ocean vessel registered in such Borrower's Country ("Foreign Freight Costs") may be deemed U.S. Content, provided that the Foreign Freight Costs are included in the respective Contract Prices of the Items.

      (d) The Borrower shall obtain or cause to be obtained insurance against marine and transit hazards on all shipments of the Items in an amount not less than the amount of the Disbursements that have been or are to be made with respect to those shipments. United States insurers shall be given a non-discriminatory opportunity to bid for such insurance business related to the Items. The cost of the premiums for such insurance may be included in the U. S. Content of the insured Item if: (i) the insurance is placed in the United States with U.S. companies; and (ii) the premiums are paid in the United States in Dollars. In all other cases, the cost of the premiums maybe included in the Foreign Cost associated with the Item if such cost has been included in the Contract Price of the Item.

      4.02 Coverage of Eximbank Guarantee. Subject to the terms and conditions of this Agreement and the Master Guarantee Agreement, a Disbursement made with respect to an Item shall be covered by the Eximbank Guarantee up to the following maximum amount:

      (a) an amount equal to the lesser of (i) eighty-five percent (85%) of the Contract Price of such Item, or (ii) one hundred percent (100%) of the U.S. Content of such Item; plus

      (b) an amount equal to one hundred percent (100%) of the applicable Exposure Fee.

      SECTION 5. TERMS OF THE CREDIT

      5.01 Principal Repayment. The Borrower shall repay all amounts disbursed under (a) Tranche One of the Credit in nine (9) approximately equal, successive semi-annual installments, with each such installment to be payable on a Payment Date, and (b) Tranche Two of the Credit in ten (10) approximately equal, successive semi-annual installments, with each such installment to be payable on a Payment Date; provided that, on the last Payment Date, the Borrower shall repay in full the principal amount of the Credit then outstanding.

      5.02 Interest Payment.

      (a) To the Lender

            (i) On each Interest Payment Date, the Borrower shall pay interest on all amounts disbursed and outstanding from time to time under the Credit, calculated at an interest rate per annum equal to the sum of(x) 0.25 percent per annum, and (y) LIBOR for the applicable Interest Period(s).

            (ii) If all or any part of principal, accrued interest, fees or other amounts owing to the Lender under this Agreement or any Note is not paid in full when due (an "Unpaid Amount") whether at stated maturity, by acceleration or otherwise, the Borrower shall pay to the Lender on demand interest on the unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum equal to (x) 1% per annum above the interest rate then applicable under Section 5.02(a)(i) until the end of the then current Interest Period, and (y) thereafter (A) with to any amount of the Credit evidenced by a Floating Rate Note, 1.25% per annum above the rate per annum (rounded upwards to the nearest 1/16 of 1%) at which U.S. Dollar deposits are offered to the office of the Lender in the eurodollar market in which such office of the Lender customarily deals at 11:00 A.M., local time of such office of the Lender, for successive interest periods selected by the Lender in its sole discretion, two Business Days prior to the first day of each such interest period, for the number of days of each such interest period and in an amount equal to the aggregate principal amount of the Credit outstanding on the first day of each such interest period. Any interest which shall have accrued under this Section 5.02(a)(ii) in respect of an Unpaid Amount shall be due and payable and shall be paid by the Borrower on demand on such dates as the Lender may specify by written notice to the Borrower.

      (b) To Eximbank

            (i) Notwithstanding Section 5.02(a)(i), if Eximbank shall have made a claim payment to the Lender with respect to any Floating Rate Note, then, beginning on the date of such claim payment, the definition of Special LIBOR shall apply to each such Floating Rate Note (in place of the definition of LIBOR contained in each such Floating Rate Note) for all purposes, including, without limitation, Section 5.02(b)(ii).

            (ii) Notwithstanding Section 5.02(a)(ii), if Eximbank shall have made a claim payment to the Lender with respect to any Note, then, beginning on the date of such claim payment, if any amount of principal of or accrued interest on any Note then owing to Eximbank is not paid in full when due, whether at stated maturity, by acceleration or otherwise, the Borrower shall pay to Eximbank on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due to Eximbank until such amount shall have been paid in full at an interest rate per annum equal to one percent (1%) per annum above the interest rate then applicable under Section 5.02(a)(i) (as modified, if required, by 5.02(b)(i)).

            (iii) Except as otherwise provided in 5.02(b)(ii) with respect to amounts of principal and accrued interest, if, at any time, any amount owing to Eximbank under this Agreement or any Note is not paid in full when due, the Borrower shall pay to Eximbank on demand interest on such unpaid amount for the period from the date such amount was due ("Payment Default Date") until such amount shall have been paid in full at an interest rate per annum equal to one percent (1%) per annum above the U.S. Treasury Rate. The "U.S. Treasury Rate" shall mean the interest rate specified in the Federal Reserve Statistical Release H.15 (519) Selected Interest Rates for six-month (180 days) Treasury Bills under the category entitled "Treasury Bills, Auction Average (Investment)" (or, if not included under such category, the category entitled "Treasury Constant Maturities"), which is in effect on the Payment Default Date.

      5.03 Alternative Interest Rate.

            (a) If the Lender shall have determined in its reasonable discretion (which determination shall be conclusive and binding for all purposes, absent manifest error), prior to the commencement of any Interest Period that: (i) Dollar deposits of sufficient amount and maturity for funding a Disbursement are not available to the Lender in the London interbank market in the ordinary course of business; or (ii) by reason of circumstances affecting the relevant market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to a Disbursement; or (iii) the relevant rate of interest referred to in the definition of LIBOR which is to be used to determine the rate of interest for a Disbursement does not cover the funding cost to the Lender of making or maintaining the Disbursement, then the Lender and the Borrower, during the next 30-day period, shall negotiate in good faith with a view toward agreeing upon an alternative basis for determining the applicable interest rate. Retroactively from the beginning of such Interest Period, the interest rate for such Interest Period shall be equal to (i) such interest rate as may be agreed upon as aforesaid or
(ii) if no such rate is agreed upon within such 30-day period, such rate, if any, other than LIBOR, as is reasonably determined by the Lender in good faith to be that interest rate generally being applied by major U.S. and European banks as a substitute base interest rate for loans which would otherwise be based upon London interbank rates for U.S. Dollar deposits for the relevant period, plus 0.25%. The Lender shall promptly notify the Borrower of any rate so determined pursuant to clause (ii) of the immediately preceding sentence, which determination shall be final, conclusive and binding in the absence of manifest error.

      (b) If, in the Lender's reasonable judgment, it becomes unlawful at any time for the Lender to make or maintain Disbursements based upon LIBOR, the Lender, and the Borrower, during the next 30-day period, shall negotiate in good faith with a view toward agreeing upon an alternative basis for determining the applicable interest rate. Retroactively from the beginning of such Interest Period, the interest rate for such Interest Period shall be equal to (i) such interest rate as may be agreed upon as aforesaid or (ii) if no such rate is agreed upon within such 30-day period, such rate, if any, other than LIBOR, as is reasonably determined by the Lender in good faith to be that interest rate generally being applied by major U.S. and European banks as a substitute base interest rate for loans which would otherwise be based upon London interbank rates for U.S. Dollar deposits for the relevant period, plus 0.25%. The Lender shall promptly notify the Borrower of any rate so determined pursuant to clause
(ii) of the immediately preceding sentence, which determination shall be final, conclusive and binding in the absence of manifest error.

      5.04 Prepayment. The Borrower may from time to time prepay, without premium or penalty, on any Interest Payment Date all or part of the principal amount of the Credit, provided that: (i) any partial prepayment shall be in a minimum principal amount of U.S.$5,000,000 and integral multiples of $1,000,000 in excess thereof, or if less, the aggregate unpaid principal amount of the Credit; (ii) the Borrower shall have given the Lender and Eximbank at least fifteen (15) days' prior written notice of the prepayment (which notice shall be irrevocable); and (iii) the Borrower shall have paid in full all amounts due under the Credit as of the date of such prepayment, including interest which has accrued to the date of prepayment on the amount prepaid. Prepayments shall be applied to the installments of principal of the Credit in the inverse order of their maturity, and, in cases where more than one Note is outstanding, pro rata to each Note.

      5.05 Recapture. The Borrower shall pay to the Lender, upon the written request of the Lender, such amounts as shall be sufficient (in the reasonable judgment of the Lender) to compensate the Lender for any loss, expense or liability (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to make or maintain any Disbursement) which the Lender reasonably determines is attributable to:

      (a) any payment or prepayment of the Credit other than in accordance with
Section 5.01 or 5.04 (including, without limitation, by reason of acceleration); or

      (b) any failure by the Borrower to borrow any advance that has been requested in a Request for Reimbursement (as provided in Annex B).

The Lender shall deliver to the Borrower a statement specifying the amount of any claim pursuant to this Section 5.05 and the method of calculation thereof.

      5.06 Evidence of Debt.

      (a) The Borrower agrees that to evidence further its obligation to repay all amounts disbursed under the Credit, with interest accrued thereon, it shall not later than the date of the first Utilization hereunder issue and deliver to the Lender, in accordance with the written instructions of the Lender, one promissory note in the face amount of $11,400,000 to evidence Tranche One Disbursements and one promissory note in the face amount of $17,949,780 to evidence Tranche Two Disbursements (each such promissory note, or any replacement promissory note issued pursuant to Section 5.06(b) or Section 5.06(c), a "Note"). Each Note shall be in the form of Annex A or as otherwise agreed upon by the parties hereto, shall bear the Guarantor's guarantee endorsement, and shall be valid and enforceable as to its principal amount at any time only to the extent of the aggregate amounts then disbursed and outstanding under the Credit, and, as to interest, only to the extent of the interest accrued thereon. Any notations by the Lender on any Note regarding payments made on account of the principal thereof, in absence of manifest error, shall be conclusive and binding.

      (b) If requested by the Lender, within ten (10) days after the Final Disbursement Date, the Borrower shall issue and deliver to the Lender a new Note(s) in exchange for the Note(s) previously issued and delivered in accordance with Section 6.01(j), whereupon the Lender shall surrender such previously issued Note(s) for cancellation to the Borrower through Eximbank. The principal amount of such new Note(s) shall equal in the aggregate the principal amount of the Credit then disbursed and outstanding.

      (c) If requested by the Lender or Eximbank pursuant to Section 7.02(b)(ii), the Borrower shall issue and deliver to the Lender a new Note(s) in exchange for the Note(s) previously issued and delivered in accordance with this Agreement, whereupon the Lender shall surrender such previously issued Note(s) for cancellation to the Borrower through Eximbank.

      (d) If any Note is mutilated, lost, stolen or destroyed, the Borrower shall issue and deliver a new Note of the same date, maturity and denomination as the Note so mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Note, such mutilated Note shall be returned to the Borrower after examination by Eximbank, and, in the case of any lost, stolen or destroyed Note, the Borrower and Eximbank shall have first received evidence of such loss, theft or destruction as shall reasonably be considered satisfactory to each of them.

      SECTION 6. CONDITIONS PRECEDENT

      6.01 Conditions Precedent to First Utilization. The obligation of the Lender to permit the first Utilization of the Credit shall be subject to the delivery to the Lender and Eximbank of the documents indicated below (each in form and substance satisfactory to the Lender and Eximbank) and to the fulfillment (in a manner satisfactory to the Lender and Eximbank) of the conditions set forth below:

      (a) This Agreement. This Agreement fully executed by the parties hereto, which shall be in full force and effect (with, if applicable, evidence that this Agreement has been registered with the appropriate authorities in the Borrower's Country and the Guarantor's Country).

      (b) Existence. Evidence that (i) the Borrower is duly organized and validly existing under the laws of the Borrower's Country, with full power, authority and legal right to own its property and carry on its business as now conducted, including, without limitation, a copy of any applicable enabling legislation and (ii) the Guarantor is duly organized and validly existing under the laws of the Guarantor's Country, with full power, authority and legal right to own its property and carry on its business as now conducted, including, without limitation, a copy of any applicable enabling legislation.

      (c) Authority. Evidence of(i) the authority of the Borrower to execute, deliver, perform and observe the terms and conditions of this Agreement, any Note and any other Borrower Documents that the Borrower is or will be a party to, (ii) authority (including specimen signatures) for each Person who, on behalf of the Borrower, signed this Agreement, will sign any Note and/or signed or will sign any other Borrower Documents that the Borrower is or will be a party to, or will otherwise act as the Borrower's representative in the operation of the Credit, (iii) the authority of the Guarantor to execute, deliver, perform and observe the terms and conditions of the Borrower Documents that the Guarantor is or will be a party to, and (iv) the authority (including specimen signatures) for each person who, on behalf of the Guarantor, signed this Agreement, will endorse the Guarantor's Guarantee on any Note, and/or signed or will sign any other Borrower Documents that the Guarantor is a party to, or will otherwise act as the Guarantor's representative in the operation of the Credit.

      (d) Government Authorizations. Copies, certified as true copies by a duly authorized officer of the Borrower or Guarantor, as the case may be, of each consent, license, authorization or approval of, and exemption by, any Governmental Authority and any Other Governmental Authority, which are necessary or advisable: (i) for the execution, delivery, performance and observance by the Borrower and the Guarantor of the Borrower Documents that each is a party to, including, without limitation, all approvals relating to the availability and transfer of Dollars required to make all payments due under this Agreement and any

Note; (ii) for the validity, binding effect and enforceability of the Borrower Documents; and (iii) for the execution, delivery and performance of any Purchase Contract and the importation and use of the Items in the Borrower's Country.

      (e) Legal Opinions. Opinions of legal counsel acceptable to the Lender and Eximbank in the Borrower's Country and the Guarantor's Country in substantially the forms of Annexes C and D, respectively, and, if requested by Eximbank or the Lender, an opinion from independent legal counsel selected by Eximbank or the Lender as to such matters relating to this Agreement or the transaction contemplated hereby as specified by Eximbank or the Lender.

      (f) Appointment of Process Agent. Evidence that (i) each of the Borrower and the Guarantor has irrevocably appointed as its agent for service of process the Person or Persons so specified in Section 11.03(a), and (ii) each such agent has accepted the appointment and has agreed to forward forthwith to the Borrower or the Guarantor, as the case may be, all legal process addressed to the Borrower or the Guarantor, as the case may be, received by such agent.

      (g) Acquisition List. A list of the Items, containing with respect to each
Item: a brief description, the quantity, estimated invoice cost, estimated date of shipment, Supplier's DUNS Numbers (if available) and product SIC Codes.

      (h) Purchase Contract(s). With respect to the first Utilization of the Credit for Tranche One, copies of all applicable Purchase Contract(s) for the shipments corresponding to such tranche. If any Purchase Contract provides for payments to a Supplier prior to completion and delivery of any Item ("Progress Payments"), the schedule for such Progress Payments, in Eximbank's reasonable judgment, must be reasonable and consistent with industry and financial standards.

      (i) Master Guarantee Agreement. The fully executed Master Guarantee Agreement, and a fully executed Eximbank Approval, each of which shall be in full force and effect.

      (j) Note. The Note(s) in the aggregate principal amount of the Credit shall have been fully executed by the Borrower, endorsed by the Guarantor, and delivered to the Lender, with a copy to Eximbank.

      (k) Registration. Evidence that the Borrower Documents have been registered at the Public Registry of Titles and Documents in the City of Sao Paulo.

      (l) Outside Counsel. Evidence that the reasonable fees and out-of-pocket expenses due and payable to counsel to the Lender and Eximbank have been fully paid.

      (m) No Event of Default. No Event of Default and no event which but for the giving of notice or the lapse of time or both would constitute an Event of Default exists at the time all the foregoing conditions have been satisfied or waived.

      6.02 Condition Precedent to Each Utilization. The obligation of the Lender to permit any Utilization, including the first Utilization, shall be subject to the delivery to the Lender and Eximbank of the documents indicated below (each in form and substance satisfactory to the Lender and Eximbank) and to the fulfillment, as of the date of such Utilization (in a manner satisfactory to the Lender and Eximbank) of the conditions set forth below:

      (a) This Agreement, Guarantor Guarantee and Master Guarantee Agreement. This Agreement, the Guarantor Guarantee described in Section 3, the Master Guarantee Agreement and the Eximbank Approval each shall each continue to be in fall force and effect.

      (b) No Restrictions. No law, regulation, ruling or other action of any Governmental Authority or Other Governmental Authority shall be in effect or shall have occurred, the effect of which would be to prevent any party to this Agreement from fulfilling its obligations.

      (c) Utilization Documents. The Lender and Eximbank shall have received the documents required under Annex B with respect to the requested Utilization, including, without limitation, invoices, Suppliers' Certificates and bills of lading, if applicable.

      (d) Legal Opinions. If, since the date of the legal opinion furnished pursuant to Section 6.01(e), there has been a change in circumstances that could have a material adverse effect on the ability of the Borrower or the Guarantor, as the case may be, to perform its obligations hereunder or under any Note, then Eximbank or the Lender may request supplemental legal opinions with respect to the possible consequences of such changed circumstances. Such supplemental opinions shall be dated as of the date on which the Utilization was requested, be addressed and delivered to Eximbank and the Lender and be in form and substance satisfactory to Eximbank and the Lender.

      (e) Fees and Expenses. Eximbank shall have been paid the Exposure Fee. All other fees and expenses then due and payable under Section 7 shall have been paid.

      (f) Guarantee Certificate. Eximbank shall have issued a Guarantee Certificate with respect to the requested Utilization.

      (g) Utilization by way of Letter of Credit. If the Utilization is by way of a letter of credit such letter of credit shall be in form and substance satisfactory to the Agent and Eximbank.

      (h) Purchase Contract(s). For each Utilization of the Credit relating to Tranche Two, the Lender and Eximbank shall have received copies of all applicable Purchase Contract(s) for the shipments being financed by such Utilization.

      (i) Other Documents. Such other documents, certificates, instruments or information relating to this Agreement or any Note or the transactions contemplated hereby as either the

Lender or Eximbank may have reasonably requested shall have been delivered in form and substance satisfactory to Eximbank and the Lender.

      (j) No Event of Default. No Event of Default and no event which but for the giving of notice or the lapse of time or both would constitute an Event of Default exists or will exist after giving effect to the requested Utilization.

      SECTION 7. FEES AND EXPENSES

      7.01 Fees.

      (a) The Borrower shall pay or cause to be paid to Eximbank the following fees:

            (i) a guarantee commitment fee ("Guarantee Commitment Fee") of one-eighth of one percent (1/8%) per annum on the uncancelled and undisbursed balance from time to time of the Credit, computed on the basis of the actual number of days elapsed (including the first day but excluding the last), using a 360-day year, accruing from August 5, 1996 to the Final Disbursement Date, and payable on October 15 and April 15 of each year, beginning on April 15, 1997; and

            (ii) no later than each Disbursement Date, an exposure fee (an "Exposure Fee") equal to 4.14% of the amount of such Disbursement that represents the Financed Portion of the Items.

For the avoidance of doubt, the parties hereto acknowledge and agree that the Guarantee Commitment Fee shall continue to accrue and become due and payable as described above during any period in which Utilizations are suspended as described in Section 10.02(a).

      (b) The Borrower shall pay or cause to be paid to the Lender fees in accordance with the fee letter dated as of the date hereof.

      7.02 Taxes.

      (a) The Borrower and the Guarantor each agrees to pay all amounts owing by it under this Agreement or any Note free and clear of and without deduction or withholding for or on account of any Taxes.

      (b) The Borrower and the Guarantor each further agrees:

            (i) that, if the Borrower or the Guarantor, as the case may be, is prevented by operation of law from paying any such Taxes or any such Taxes are required to be deducted or withheld, then the interest, fees or expenses required to be paid under this Agreement or any Note shall, on an after-tax basis, be increased by the amount necessary to yield to the Lender or Eximbank, as the case may be, interest, fees or expenses in the amounts provided for in this Agreement or such Note after the provision for the payment of all such Taxes;

            (ii) that the Borrower and/or the Guarantor shall, at the request of either the Lender or Eximbank, execute and deliver to the Lender or Eximbank, as the case may be, such further instruments as may be necessary or desirable to effect the payment of the increased amounts as provided for in subsection (i) above, including new Note(s) to be issued by the Borrower and endorsed by the Guarantor in exchange for any Note(s) previously issued;

            (iii) that the Borrower and the Guarantor shall hold the Lender and Eximbank harmless from and against any liabilities with respect to any Taxes (whether or not properly or legally asserted); and

            (iv) that, at the request of either the Lender or Eximbank, the Borrower or the Guarantor, as the case may be, shall provided the Lender and Eximbank, within the later of thirty (30) days after such request or thirty (30) days after the actual payment of such Taxes, with the original or a certified copy of evidence of the payment of any Taxes by the Borrower or the Guarantor, or, if no Taxes have been paid, provide the Lender and Eximbank, at the request of either the Lender or Eximbank, with a certificate from the appropriate taxing authority or an opinion of counsel acceptable to the Lender and Eximbank stating that no Taxes are payable.

      (c) Notwithstanding anything to the contrary contained herein, the agreements in this Section 7.02 shall survive the termination of this Agreement and the payment of the Note(s) and all other amounts due hereunder.

      7.03 Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, or reimburse the Lender and Eximbank, respectively, promptly upon demand for the payment of all reasonable and duly documented costs and expenses arising in connection with the preparation, printing, execution, delivery, registration, implementation, modification of or waiver or consent under, the Borrower Documents and the Master Guarantee Agreement, including, without limitation, the reasonable and duly documented out-of-pocket expenses of the Lender and Eximbank (incurred in respect of telecommunications, mail or courier service, travel and the like), the fees and expenses of counsel for the Lender and/or Eximbank, and all Taxes (including, without limitation, interest and penalties, if any) which may be payable in respect of the Borrower Documents and the Master Guarantee Agreement. The Borrower shall also pay all of the costs and expenses (including, without limitation, the fees and expenses of counsel and all Taxes) incurred by or charged to the Lender or Eximbank in connection with the amendment or enforcement of any of the Borrower Documents or the protection or preservation of any right or claim of the Lender or Eximbank arising out of any of the Borrower Documents, All amounts payable by the Borrower pursuant to this Section
7.03 shall be paid by the Borrower in the currency in which the same has been incurred and is payable by the Lender or Eximbank, as the case may be.

      7.04 Additional or Increased Costs.

      (a) If, due to any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to the Lender (other than taxes imposed on the overall net income of the Lender or of the office out of which it is acting hereunder); (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment affecting the Lender; or (iii) imposes any other condition affecting this Agreement or any Note, there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining any Utilization, then the Borrower shall from time to time, upon demand by the Lender, pay to the Lender additional amounts sufficient to compensate the Lender for such increased cost.

      (b) Without duplication of Section 7.04(a), if the Lender, in its reasonable judgment, determines at any time that any Regulatory Change will have the effect of increasing the amount of capital required or expected to be maintained by the Lender (which term, for purposes of this Section 7.04(b), shall include any corporation controlling the Lender) based on the existence of the Lender's obligations hereunder, then the Borrower shall pay to the Lender, upon demand by the Lender, such additional amounts as shall be required to compensate the Lender for the increased cost to the Lender as a result thereof (which compensation shall include, without limitation, an amount equal to any reduction in return on assets or equity of the Lender to a level below that which it could have achieved but for such Regulatory Change, taking into account the Lender's policies as to capital adequacy).

      (c) "Regulatory Change" shall mean the introduction or change after the date of this Agreement of or in United States or foreign national, state, municipal laws or regulations or in the interpretation or administration thereof, or the adoption or making after such date of any directives or requests (whether or not having the force of law) by any United States or foreign national, state, or municipal court or monetary authority, or other Governmental Authority or Other Governmental Authority.

      (d) The Lender shall take such reasonable steps as it shall determine in its sole discretion to minimize amounts demanded under this Section 7.04. In the event that the Lender transfers the booking office of the Credit to minimize amounts demanded under this Section 7.04, any costs and expenses incurred in such transfer shall be paid by the Borrower on demand by the Lender.

      (e) Each demand for payment by the Lender under this Section 7.04 shall be accompanied by a certificate showing in reasonable detail the basis for the calculation of the amounts demanded, which certificate, in the absence of manifest error, shall be conclusive and binding for all purposes.

      SECTION 8. PAYMENTS

      8.01 Method of Payment

      (a) All payments to be made by the Borrower or the Guarantor under this Agreement and any Note shall be made without set-off or counterclaim in Dollars in immediately available and freely transferable funds no later than 11:00 A.M. (New York City time) on the date on which due (as applicable):

            (i) to the Lender at The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 for credit to the Lender's New York International Banking Facility account no. 544748148, ABA No. 021000021; and

            (ii) to Eximbank at the Federal Reserve Bank of New York for credit to Eximbank's account: U.S. Treasury Department 021030004 TREAS NYC/CTR/BNF=/AC-4984 OBI=Export-Import Bank Due ________ on EIB Guarantee No. AP 069910XX - Brazil from TVA Sistema de Televisao S.A.

      (b) Except as otherwise provided herein, whenever any payment would otherwise fall due on a day which is not a Business Day, the due date for payment shall be the immediately succeeding Business Day and interest and fees shall be computed in accordance with Section 12.01.

      8.02 Application of Payments. The Lender and Eximbank shall each apply payments received by it under this Agreement or any Note (whether at stated maturity, by reason of acceleration, prepayment or otherwise), including without limitation any payments under the Guarantor Guarantee, in the following order of priority: (a) interest due pursuant to Section 5.02(a)(ii), but only to the extent such amounts are included in the "Guaranteed Amount" as such term is defined in the Master Guarantee Agreement; (b) Guarantee Commitment Fees, Exposure Fees and all other amounts due to Eximbank under this Agreement and not otherwise provided for under this Section 8.02; (c) interest due pursuant to
Section 5.02(a)(i); (d) installments of principal due; and (e) all other amounts due under this Agreement and not otherwise provided for in this Section 8.02. Payments with respect to the Note(s) shall be applied pro rata to each Note in accordance with the above priorities.

      SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS

      9.01 Representations and Warranties of the Borrower.

      (a) The Borrower represents and warrants to the Lender and Eximbank that:

            (i) Existence and Authority. The Borrower is duly organized and validly existing under the laws of the Borrower's Country, with full power, authority and legal right to own its property and carry on its business as now conducted, and has taken all actions necessary or advisable to authorize it to execute, deliver, perform and observe the terms and conditions of the Borrower Documents that the Borrower is a party to.

            (ii) Government Authorizations. All consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority and any Other Governmental Authority that are necessary or advisable: (A) for the execution, delivery, performance and observance by the Borrower of the Borrower Documents that the Borrower is a party to, including, without limitation, approvals relating to the availability and transfer of Dollars required to make all scheduled payments due under this Agreement and any Note;
(B) for the validity, binding effect and enforceability of the Borrower Documents; (C) for the execution, delivery and performance of any Purchase Contract and the importation and use of the Items in the Borrower's Country, have been obtained and are in full force and effect.

            (iii) Recordation. To ensure the legality, validity, enforceability, priority or admissibility in evidence in the Borrower's Country of any of the Borrower Documents, it is not necessary that any of the Borrower Documents be registered, recorded, enrolled or otherwise filed with any court or other Governmental Authority (other than registration of the Borrower Documents at the Public Registry of Titles and Documents in the City of Sao Paulo), or be notarized, or that any documentary, stamp or other similar tax, imposition or charge of any kind be paid on or in respect of any of the Borrower Documents.

            (iv) Restrictions. The execution, delivery and performance or observance by the Borrower of the terms of, and consummation by the Borrower of the transactions contemplated by, each of the Borrower Documents that the Borrower is a party to does not and will not conflict with or result in a breach or violation of: (A) the charter, by-laws or similar documents of the Borrower;
(B) any law of the Borrower's Country or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority (including, without limitation, any restriction on interest that may be paid by the Borrower); or (C) any order, writ, injunction, judgment or decree of any court or other tribunal. Further, the execution, delivery and performance or observance by the Borrower of the terms of, and consummation by the Borrower of the transactions contemplated by, each of the Borrower Documents that the Borrower is a party to does not and will not conflict with or result in a breach of any agreement or instrument to which the Borrower is a party, or by which it or any of its revenues, properties or assets may be subject, or result in the creation or imposition of any Lien upon any of the revenues, properties or assets of the Borrower pursuant to any such agreement or instrument.

            (v) Binding Effect. This Agreement and the other Borrower Documents that the Borrower is a party to which have been executed on or before the date hereof have been duly executed and delivered by the Borrower. Each of the Borrower Documents that the Borrower is a party to which has been executed and delivered constitutes, and each such Borrower Document which may hereafter be executed and delivered will constitute, a direct, general and unconditional obligation of the Borrower which is legal, valid and binding upon the Borrower and enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally and by the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity. The Borrower's payment obligations under this Agreement rank, and under any Note, when issued, will rank, in all respects at least pari passu in priority of payment and in right of security with all other unsecured debt of the Borrower, except, in the case of the bankruptcy or liquidation of the Borrower, for debts of the Borrower related to taxes or wages.

            (vi) Choice of Law. Under the conflict of laws principles in the Borrower's Country, the choice of law provisions of this Agreement and the Note(s) are valid, binding and not subject to revocation by the Borrower, and, in any proceedings brought in the Borrower's Country for enforcement of any of the Borrower Documents, the choice of the law of the State of New York as the governing law of such documents will be recognized and such law will be applied, provided that the applicable provisions of New York law are not in conflict with Brazilian public policy, good customs or national sovereignty.

            (vii) Commercial Activity. The Borrower Documents that the Borrower is a party to and the transactions contemplated thereby constitute commercial activities (rather than governmental or public activities) of the Borrower, and the Borrower is subject to private commercial law with respect thereto.

            (viii) Legal Proceedings. No legal proceedings are pending or, to the best of the Borrower's knowledge, threatened before any court, Governmental Authority or any Other Governmental Authority which might: (A) materially and adversely affect the Borrower's financial condition, business or operations; (B) restrain or enjoin or have the effect of restraining or enjoining the performance or observance of the terms and conditions of any of the Borrower Documents; or (C) in any other manner question the validity, binding effect or enforceability of any of the Borrower Documents.

            (ix) Purchase Contract(s). No applicable law of the Borrower's Country is or will be violated by either any Purchase Contract or the Borrower's performance of its obligations under any Purchase Contract.

            (x) Use of Items. The Items will be used for lawful purposes.

            (xi) Borrower Financial Statements. The Borrower Financial Statements present fairly the financial condition of the Borrower at the date of such statements and the results of the operations of the Borrower for such fiscal year. The Borrower Financial Statements have been prepared in accordance with generally accepted accounting principles in the Borrower's Country consistently applied. Except as fully reflected in the Borrower Financial Statements, there are no liabilities or obligations with respect to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) for the period to which the Borrower Financial Statements relate that, either individually or in the aggregate, would be material to the Borrower. Since the date of the Borrower Financial Statements, there has been no material adverse change in the financial condition, business, prospects or operations of the Borrower.

            (xii) No Taxes. There is no Tax imposed on or in connection with:
(A) the execution, delivery or performance of any of the Borrower Documents; (B) the enforcement of any of the Borrower Documents, other than applicable court costs and filing fees; or (C) on any payment to be made to the Lender or Eximbank under any of the Borrower Documents.

            (xiii) No Delinquency on Amounts Due to the United States. To the best of the Borrower's knowledge and belief after due diligence, the Borrower is not delinquent on any amounts due and owing to any Other Governmental Authority of the United States as of the date of this Agreement.

            (xiv) Suspension and Debarment, etc. On the date of this Agreement, neither the Borrower nor its Principals are (A) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined in any of the Debarment Regulations) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations or (B) indicted, convicted or had a civil judgment rendered against the Borrower or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Borrower will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations. The Borrower will provide immediate written notice to Eximbank if at any time it learns that the certification set forth in this Section 9.01(a)(xiv) was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (1) "Principals", with respect to the Borrower or the Guarantor, as the case may be, shall mean any officer, director, owner, partner, key employee, or other Person with primary management or supervisory responsibilities with respect to the Borrower or Guarantor, as the case may be, or any other Person (whether or not an employee) who has critical influence on or substantive control over the transaction covered by this Agreement and (2) the "Debarment Regulations" shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988),
(y) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400-9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 60 Fed. Reg. 33037 (June 26, 1995).

      (b) The representations and warranties of the Borrower set forth in
Section 9.01 (a) shall be deemed repeated as of the date of each Utilization, with the same force and effect as if made on such date.

      9.02 Affirmative Covenants of the Borrower. The Borrower covenants and agrees that until all amounts owing under this Agreement and the Note(s) have been paid in full, the Borrower will, unless the Lender and Eximbank shall have consented in writing:

      (a) Notice of Defaults. Promptly but in no event later than ten (10) days after the occurrence of an Event of Default or of any event which but for the giving of notice or the lapse of time or both would constitute an Event of Default notify the Lender and Eximbank by telecopier or hand delivery of the particulars of such occurrence and the corrective action proposed to be taken by the Borrower with respect thereto.

      (b) Financial Reports. Beginning with the fiscal year in which this Agreement is executed and continuing until all amounts owing under this Agreement and the Note(s) have been paid in full, the Borrower shall furnish to the Lender and Eximbank, within 180 days after the end of its fiscal year, a copy of its annual consolidated financial statements, including its balance sheet, statement of income, and statement of cash flow, for that fiscal year, all of which shall have been audited by an independent accounting firm acceptable to Eximbank. All financial reports to be submitted to the Lender or Eximbank shall be prepared in accordance with generally accepted accounting principles in the Borrower's Country consistently applied, shall be in the English language (or accompanied by an accurate English translation), shall include the auditor's opinion and any accompanying notes, and shall fairly present the financial condition of the Borrower and the results of its operations for the periods covered. The Borrower agrees to submit to the Lender and Eximbank such additional financial reports and other data and information regarding its financial condition, business and operations as the Lender or Eximbank may reasonably request.

      (c) Inspections. Permit representatives of the Lender and Eximbank to make reasonable inspections during commercial business hours of the project using or incorporating the Items and of the Borrower's books and records in connection with this Agreement and the transactions contemplated hereby (including, without limitation, records regarding the use of the Items), and cause the Borrower's officers and employees to give full cooperation and assistance in connection therewith.

      (d) Notice of Disputes. Promptly give written notice to the Lender and Eximbank of any material dispute which may exist between the Borrower and (i) the Guarantor or any Governmental Authority, (ii) any Other Governmental Authority, or (iii) any international financial institutions.

      (e) Government Authorizations. Promptly obtain and maintain all consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority and any Other Governmental Authority that are necessary or advisable:
(i) for the execution, delivery, performance and observance by the Borrower of the Borrower Documents that the Borrower is a party to, including, without limitation, all approvals relating to the availability and transfer of Dollars required to make all payments due under this Agreement and any Note; (ii) for the validity, binding effect and enforceability of the Borrower Documents; and
(iii) for the execution, delivery and performance of any Purchase Contract and the importation and use of the Items in the Borrower's Country.

      (f) Pari Passu. Ensure that its payment obligations under this Agreement and any Note will at all times constitute the direct, general and unconditional obligations of the Borrower and rank in all respects at least pari passu in priority of payment and in right of security with all other unsecured debt of the Borrower, except, in the case of the bankruptcy or liquidation of the Borrower, for debts of the Borrower related to taxes or wages.

      (g) Acquisition List. Obtain the prior written consent of the Lender and Eximbank to any material alteration of the Acquisition List.

      (h) Purchase Contract(s). Obtain the prior written consent of the Lender and Eximbank to any assignment of the Borrower's rights or obligations under any Purchase Contract or to any material modification to or cancellation of any Purchase Contract.

      (i) Other Acts. From time to time, do and perform any and all acts and execute any and all documents as may be necessary or as reasonably requested by the Lender or Eximbank in order to effect the purposes of this Agreement and to protect the interests of the Lender and Eximbank in the Note(s) and the interests of the Lender in the Eximbank Guarantee.

      9.03 Negative Covenants of the Borrower. The Borrower covenants and agrees that until all amounts owing under this Agreement and the Note(s) have been paid in full, it will not, without the prior written consent of the Lender and
Eximbank:

      (a) Liens on Items. Create, assume, permit or suffer to exist any Liens on any of the Items, except the following (each, a "Permitted Lien"):

            (i) Liens for taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings.

            (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.

            (iii) Liens granted to a bank in connection with the issuance of a Letter of Credit, which liens shall be released automatically when such bank is reimbursed for payments made under such Letter of Credit.

      (b) Sale, Lease or Transfer of Items. Sell, lease or otherwise transfer, or agree to sell, lease or otherwise transfer, any Item or a component of any Item, except for leases of decoders and other equipment entered into between the Borrower and its subscribers.

      (c) Use of the Items. Use, or permit the use of, the Items outside the Borrower's Country.

      (d) Change in Business. Make any substantial change in the scope or nature of its business or operations.

      (e) Merger, Consolidation, Dissolution and Sale. (i) Merge or consolidate with any other entity (other than a merger or consolidation with an entity that is controlled by or is under common control with the Borrower; provided that (a) the Borrower is the corporation surviving such merger or consolidation and (b) no material adverse effect on the business condition (financial or otherwise) or operations of the Borrower or on the ability of the Borrower to perform its obligations under this Agreement or any Note results therefrom); (ii) dissolve or terminate its legal existence; (iii) sell, lease, transfer or otherwise dispose of any substantial part of its properties or any of its properties essential to the conduct of its business or operations, as now or hereafter conducted, except for leases of decoders and other equipment entered into between the Borrower and its subscribers; or (iv) enter into any agreement to do any of the foregoing.

      9.04 Representations and Warranties of the Guarantor. (a) The Guarantor represents and warrants to the Lender and Eximbank that:

            (i) Existence and Authority. The Guarantor is duly organized and validly existing under the laws of the Guarantor's Country, with full power, authority and legal right to own its property and carry on its business as now conducted. The Guarantor has taken all actions necessary or advisable to authorize it to execute, deliver, perform and observe the terms and conditions of the Borrower Documents that the Guarantor is a party to.

            (ii) Government Authorizations. All consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority and any Other Governmental Authority that are necessary or advisable: (A) for the execution, delivery, performance and observance by the Guarantor of the Borrower Documents that the Guarantor is a party to, including, without limitation, approvals relating to the availability and transfer of Dollars required to make all scheduled payments due under this Agreement and the Note(s); and (B) for the validity, binding effect and enforceability of the Borrower Documents, have been obtained and are in full force and effect.

            (iii) Recordation. To ensure the legality, validity, enforceability, priority or admissibility in evidence in the Guarantor's Country of any of the Borrower Documents, it is not necessary that any of the Borrower Documents be registered, recorded, enrolled or otherwise filed with any court or other Governmental Authority (other than registration of the Borrower Documents at the Public Registry of Titles and Documents in the City of Sao Paulo), or be notarized, or that any documentary, stamp or other similar tax, imposition or charge of any kind be paid on or in respect of this Agreement or the Note(s).

            (iv) Restrictions. The execution, delivery and performance or observance by the Guarantor of the terms of, and consummation by the Guarantor of the transactions contemplated by, each of the Borrower Documents that the Guarantor is a party to, does not and will not conflict with or result in a breach or violation of: (A) the charter, by-laws or similar documents of the Guarantor; (B) any law of the Guarantor's Country or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority (including, without limitation, any restriction on interest that may be paid); or (C) any order, writ, injunction, judgment or decree of any court or other tribunal. Further, the execution, delivery and performance or observance by the Guarantor of the terms of the Borrower Documents that the Guarantor is a party to does not and will not conflict with or result in a breach of any agreement or instrument to which the Guarantor is a party, or by which it or any of its revenues, properties or assets may be subject, or result in the creation or imposition of any Lien upon any of the revenues, properties or assets of the Guarantor pursuant to any such agreement or instrument.

            (v) Binding Effect. This Agreement and the other Borrower Documents that the Guarantor is a party to which have been executed on or before the date hereof have been, and the Notes when executed will be, duly executed and delivered by the Guarantor. Each of the Borrower Documents that the Guarantor is a party to which has been executed and delivered constitutes, and each such Borrower Document which may hereafter be executed and delivered will constitute, a direct, general and unconditional obligation of the Guarantor which is legal, valid and binding upon the Guarantor and enforceable against the Guarantor in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally and by the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity. The Guarantor's payment obligations under this Agreement rank, and under any Note, when issued, will rank, in all respects at least pari passu in priority of payment and in right of security with all other unsecured debt of the Guarantor, except, in the case of the bankruptcy or liquidation of the Guarantor, for debts of the Guarantor related to taxes or wages.

            (vi) Choice of Law. Under the conflict of laws principles in the Guarantor's Country, the choice of law provisions of this Agreement and the Note(s) are valid, binding and not subject to revocation by the Guarantor, and, in any proceedings brought in the Guarantor's Country for enforcement of any of the Borrower Documents, the choice of the law of the State of New York as the governing law of such documents will be recognized and such law will be applied, provided that the applicable provisions of New York law are not in conflict with Brazilian public policy, good customs or national sovereignty.

            (vii) Commercial Activity. The Borrower Documents that the Guarantor is a party to and the transactions contemplated thereby constitute commercial activities (rather than governmental or public activities) of the Guarantor, and the Guarantor is subject to private commercial law with respect thereto.

            (viii) Legal Proceedings. No legal proceedings are pending or, to the best of the Guarantor's knowledge, threatened before any court, Governmental Authority or Other Governmental Authority which might: (A) restrain or enjoin or have the effect of restraining or enjoining the performance or observance of the terms and conditions of any of the Borrower Documents; or (B) in any other manner question the validity, binding effect or enforceability of any of the Borrower Documents; or (C) materially or adversely affect the Guarantor's financial condition, business or operations.

            (ix) Guarantor Financial Statements. The Guarantor Financial Statements present fairly the financial condition of the Guarantor at the date of such statements and the results of the operations of the Guarantor for such fiscal year. The Guarantor Financial

Statements have been prepared in accordance with generally accepted accounting principles in the Guarantor's Country consistently applied. Except as fully reflected in the Guarantor Financial Statements, there are no liabilities or obligations with respect to the Guarantor of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) for the period to which the Guarantor Financial Statements relate that, either individually or in the aggregate, would be material to the Guarantor. Since the date of the Guarantor Financial Statements, there has been no material adverse change in the financial condition, business, prospects or operations of the Guarantor.

            (x) No Taxes. There is no Tax imposed on or in connection with: (A) the execution, delivery or performance of any of the Borrower Documents; (B) the enforcement of any of the Borrower Documents, other than applicable court costs and filing fees; or (C) on any payment to be made to the Agent or Eximbank under any of the Borrower Documents.

            (xi) Suspension and Debarment, etc. On the date of this Agreement neither the Guarantor nor its Principals are (A) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined any of the Debarment Regulations) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations or (B) indicted, convicted or had a civil judgment rendered against the Guarantor or any of its Principals for any of the offenses listed in any of the Debarment Regulations. Unless authorized by Eximbank, the Guarantor will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations. The Guarantor will provide immediate written notice to Eximbank if at any time it learns that the certification set forth in this Section 9.04(a)(xii) was erroneous when made or has become erroneous by reason of changed circumstances.

      (b) The representations and warranties of the Guarantor set forth in this
Section 9.04 shall be deemed repeated as of the date of each Utilization, with the same force and effect as if made on such date.

      9.05 Affirmative Covenants of the Guarantor. The Guarantor covenants and agrees that until all amounts owing under this Agreement and the Note(s) have been paid in full, the Guarantor will, unless the Lender and Eximbank shall have consented in writing:

      (a) Notice of Defaults. Promptly but in no event later than ten (10) days after the occurrence of an Event of Default, or of any event which but for the giving of notice or the lapse of time or both would constitute an Event of Default, notify the Lender and Eximbank by telecopier or hand delivery of the particulars of such occurrence and the corrective action proposed to be taken by the Guarantor with respect thereto.

      (b) Financial Reports. Beginning with the fiscal year in which this Agreement is executed and continuing until all amounts owing under this Agreement and the Note(s) have been paid in full, the Guarantor shall furnish to the Lender and Eximbank, within 180 days after the end of its fiscal year, a copy of its annual consolidated financial statements, including its balance sheet, statement of income, and statement of cash flow, for that fiscal year, all of which shall have been audited by an independent accounting firm acceptable to Eximbank. All financial reports to be submitted to the Lender or Eximbank shall be prepared in accordance with generally accepted accounting principles in the Guarantor's Country consistently applied, shall be in the English language (or accompanied by an accurate English translation), shall include the auditor's opinion and any accompanying notes, and shall fairly present the financial condition of the Guarantor and the results of its operations for the periods covered. The Guarantor agrees to submit to the Lender and Eximbank such additional financial reports and other data and information regarding its financial condition, business and operations as the Lender or Eximbank may reasonably request.

      (c) Inspections. Permit representatives of the Lender and Eximbank to make reasonable inspections during commercial business hours of the Guarantor's books and records in connection with this Agreement, and cause the Guarantor's officers and employees to give full cooperation and assistance in connection therewith.

      (d) Notice of Disputes. Promptly give written notice to the Lender and Eximbank of any material dispute which may exist between the Guarantor and (i) the Borrower, (ii) any Governmental Authority or (iii) any international financial institutions.

      (e) Government Authorizations. Promptly obtain and maintain all consents, licenses, authorizations and approvals of and exemptions by, any Governmental Authority and any Other Governmental Authority that are necessary or advisable:
(i) for the execution, delivery, performance and observance by the Guarantor of the Borrower Documents that the Guarantor is a party to, including, without limitation, approvals relating to the availability and transfer of dollars required to make all payments due under this Agreement and any Note; and (ii) for the validity, binding effect and enforceability of the Borrower Documents.

      (f) Pari Passu. Ensure that its payment obligations under this Agreement and the Note(s) will at all times constitute the direct, general and unconditional obligations of the Guarantor and rank in all respects at least pari passu in priority of payment and in right of security with all other unsecured debt of the Guarantor, except, in the case of the bankruptcy or liquidation of the Guarantor, for debts of the Guarantor related to taxes or wages.

      (g) Other Acts. From time to time, do and perform any and all acts and execute any and all documents as may be necessary or as reasonably requested by the Lender or Eximbank in order to effect the purposes of this Agreement and to protect the interests of the Lender and Eximbank in the Note(s) and the interests of the Lender in the Eximbank Guarantee.

      9.06 Negative Covenants of the Guarantor. The Guarantor covenants and agrees that until all amounts owing under this Agreement and the Note(s) have been paid in full, it will not, without the prior written consent of the Lender and Eximbank

      (a) Interference. Take any action which would prevent or interfere with the observance and performance by the Borrower of any covenant, agreement or obligation of the Borrower set forth in any of the Borrower Documents.

      (b) Subrogation. Exercise any rights of subrogation which it may acquire due to its payment of the Borrower's obligations pursuant to the Guarantor Guarantee unless and until all sums payable under this Agreement and the Note(s) have been paid in full, and if any payment shall be made to the Guarantor on account of such rights of subrogation, it shall promptly pay such amount to the Lender.

      (c) Change in Business. Make any substantial change in the scope or nature of its business or operations.

      (d) Merger, Consolidation, Dissolution and Sale. (i) Merge or consolidate with any other entity (other than a merger or consolidation with an entity that is controlled by or is under common control with the Guarantor; provided that
(a) the Guarantor is the corporation surviving such merger or consolidation and
(b) no material adverse effect on the business condition (financial or otherwise) or operations of the Guarantor or on the ability of the Guarantor to perform its obligations under this Agreement or any Note results therefrom);
(ii) dissolve or terminate its legal existence; (iii) sell, lease, transfer or otherwise dispose of any substantial part of its properties or any of its properties essential to the conduct of its business or operations, as now or hereafter conducted, except for leases of decoders and other equipment entered into between the Guarantor and its subscribers; or (iv) enter into any agreement to do any of the foregoing.

      SECTION 10. CANCELLATION, SUSPENSION AND EVENTS OF DEFAULT

      10.01 Cancellation by the Borrower. The Borrower may cancel at any time all or any part of the undisbursed and uncancelled amount of the Credit for which Letters of Credit have not been issued, advised or confirmed, provided that thirty (30) days' prior written notice is given to the Lender and Eximbank. In the event of a cancellation of all or part of the Credit by the Borrower, the Borrower, on or before the proposed date of cancellation, shall pay (a) to Eximbank all Guarantee Commitment Fees accrued and unpaid under Section 7.01(a) and all other amounts due and payable to Eximbank under this Agreement as of the proposed date of cancellation and (b) to the Lender any commitment fees accrued and unpaid under Section 7.01(b) and all other amounts due and payable to the Lender under this Agreement as of the proposed date of cancellation.

      10.02 Suspension and Cancellation by Eximbank.

      (a) If an Event of Default should occur and be continuing, Eximbank, by written notice to the Lender, the Borrower and the Guarantor, may: (i) suspend further Utilizations of the Credit until Eximbank is satisfied that the cause of such suspension has been removed; or (ii) cancel the unutilized and uncancelled amount of the Credit, provided, however, that Eximbank shall not suspend or cancel any portion of the Credit for which Letters of Credit have been issued, advised or confirmed. In the event of a cancellation of all or part of the Credit by Eximbank, the Borrower shall pay (1) to Eximbank all Guarantee Commitment Fees accrued and unpaid under Section 7.01 (a) and all other amounts due and payable to Eximbank under this Agreement as of the date of cancellation and (2) to the Lender any commitment fees accrued and unpaid under Section 7.01(b) and all other amounts due and payable to the Lender under this Agreement as of the date of cancellation.

      (b) If all of the conditions precedent to the first Utilization, as described in Section 6, are not fulfilled to the satisfaction of Eximbank (in its sole discretion) on or prior to the "Required Operative Date" specified on the Term Sheet hereof, then, after taking into account the circumstances of such failure, Eximbank may, by written notice to the Lender and the Borrower, cancel the Credit.

      10.03 Events of Default. (a) Each of the following events or conditions shall be an "Event of Default" under this Agreement:

            (i) any failure by the Borrower to pay when due any amount owing under this Agreement or any Note;

            (ii) any failure by the Borrower or the Guarantor to comply with its obligations under Sections 9.02(a) or 9.05(a), respectively;

            (iii) any representation or warranty made or deemed made by the Borrower or the Guarantor in this Agreement or in connection herewith, or any statement made in any certificate, report or financial statement furnished by the Borrower or the Guarantor to the Lender or Eximbank or any statement made in the legal opinions of the Borrower or the Guarantor concerning facts relating to the Borrower or the Guarantor, as the case may be, or the transactions contemplated hereby, has proven to have been false or misleading in any material respect when made;

            (iv) any failure by the Borrower or the Guarantor to perform or comply with any of the covenants or provisions set forth in this Agreement (exclusive of any events specified as an Event of Default in any other subsection of this Section 10.03(a)), which failure, if capable of being cured, remains uncured for a period of thirty (30) days after written notice thereof has been given to the Borrower or the Guarantor, as the case may be, by the Lender or Eximbank;

            (v) except for payments in all cases described below not exceeding in the aggregate the amount of U.S.$10,000,000 or its equivalent, any failure by the Borrower to pay when due, including any period of grace provided to the Borrower with respect thereto, any amounts payable under any other agreement or instrument providing for the payment by the Borrower of borrowed money or for the deferred purchase price of property or services received, or any such amount has, prior to the stated maturity thereof, become due, or any event specified in any such agreement or instrument shall occur the effect of which event is to cause, or (with the giving of notice or lapse of time or both) to permit any Person to cause, such amounts to become due, or to be repaid in full, prior to their stated maturity;

            (vi) except for payments in all cases described below not exceeding in the aggregate the amount of U.S.$10,000,000 or its equivalent, any failure by the Guarantor to pay when due, including any period of grace provided to the Guarantor with respect thereto, any amounts payable under any other agreement or instrument providing for the payment by the Guarantor of borrowed money or for the deferred purchase price of property or services received, or any such amount has, prior to the stated maturity thereof, become due, or any event specified in any such agreement or instrument shall occur the effect of which event is to cause, or (with the giving of notice or lapse of time or both) to permit any Person to cause, such amounts to become due, or to be repaid in full, prior to their stated maturity;

            (vii) either the Borrower or the Guarantor shall be unable to pay its debts as they fall due or shall admit in writing its inability to pay its debts as they fall due or shall become insolvent; or the Borrower or the Guarantor shall apply for or consent to the appointment of any liquidator, receiver, trustee or administrator for all or a substantial part of its business, properties, assets or revenues; or a liquidator, receiver, trustee or administrator shall be appointed for the Borrower or the Guarantor and such appointment shall continue undismissed, undischarged or unstayed for a period of thirty (30) days; or the Borrower or the Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding; or a bankruptcy, arrangement, readjustment of debt, dissolution, liquidation or similar executory or judicial proceeding shall be instituted against the Borrower or the Guarantor and shall remain undismissed, undischarged or unstayed for a period of thirty (30) days;

            (viii) any involuntary Lien other than Permitted Liens shall have been created upon the property of the Borrower or the Guarantor in an amount that, in the reasonable judgment of Eximbank, if the Borrower or the Guarantor, as the case may be, were required to pay such amount, would affect materially and adversely the ability of the Borrower or the Guarantor, as the case may be, to pay its indebtedness under this Agreement or any Note, and such Lien has not been removed or discharged for a period of thirty (30) days from the date of its creation;

            (ix) any judgment against the Borrower or the Guarantor shall have been entered on a claim not covered by insurance in an amount which, in the reasonable judgment of Eximbank, if the Borrower or the Guarantor, as the case may be, were required to pay such amount, would affect materially and adversely the ability of the Borrower or the Guarantor, as the case may be, to pay its indebtedness under this Agreement or any Note, and such judgment has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) days from the date of its entry;

            (x) any Governmental Authority or Other Governmental Authority shall have: (A) condemned, seized or expropriated all or substantially all of the property of the Borrower or the Guarantor; or (B) taken any action which, in the reasonable judgment of Eximbank, would affect materially and adversely the ability of the Borrower or the Guarantor to pay its indebtedness under this Agreement or any Note;

            (xi) any authorization, approval, consent, license, exemption, filing, registration, notarization or other requirement of any governmental, judicial or public body or authority necessary to enable each of the Borrower or the Guarantor to comply with its obligations hereunder or under any Note shall have been revoked, rescinded, suspended, held invalid or otherwise limited in effect in a manner that would affect materially and adversely the Borrower's or the Guarantor's respective ability to perform its obligations hereunder or under any Note; or any law, rule or regulation, decree or directive of any competent authority shall be enacted or issued that shall impair materially and adversely the ability or the right of the Borrower or the Guarantor, as the case may be, to perform such obligations; or it shall become unlawful for the Borrower or the Guarantor to perform any such obligations;

            (xii) any Purchase Contract, or the performance by any party thereto of such party's obligations under any Purchase Contract, in the reasonable judgment of Eximbank, contravenes any applicable law;

            (xiii) the Guarantor repudiates the Guarantor Guarantee or the Guarantor Guarantee ceases for any reason to be in full force and effect; and

            (xiv) any other event occurs or any other circumstance arises which, in the reasonable judgment of Eximbank, is likely materially and adversely to affect the ability of the Borrower or the Guarantor to perform all or any of its obligations under this Agreement or under any Note.

      (b) Upon the occurrence of any Event of Default, and at any time thereafter, if such event is continuing, Eximbank, by written notice to the Borrower, the Guarantor and the Lender, may declare immediately due and payable
(i) all or any portion of the principal amount of the Credit and any Note then outstanding, including accrued interest thereon to the date of payment, and (ii) all other amounts owing under this Agreement. Except as expressly provided in
Section 10.03(a), presentment, demand, protest and all other notices of any kind are hereby expressly waived. The aforementioned right to accelerate is in addition to and not a substitute for any other rights and remedies available to the Lender and/or Eximbank under this Agreement and any Note and under applicable laws.

      SECTION 11. GOVERNING LAW AND JURISDICTION

      11.01 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, U.S.A.

      11.02 Submission of Jurisdiction. The Borrower and the Guarantor hereby each irrevocably agrees that any legal suit, action or proceeding arising out of or relating to any of the Borrower Documents, or any of the transactions contemplated thereby, may be instituted by the other parties hereto or any party to any Borrower Document in the Courts of the State of New York or the Federal Courts sitting in the Borough of Manhattan, City of New York, State of New York. Each of the Borrower and the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which the Borrower or the Guarantor, as the case may be, may have now or hereafter to the laying of the venue or any objection based on forum non conveniens, or based on the grounds of jurisdiction with respect to any such legal suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding. The Borrower and the Guarantor each agrees that a judgment in any such action or proceeding may be enforced in any other jurisdiction, including without limitation the Borrower's Country and the Guarantor's Country, by suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

      11.03 Service of Process.

      (a) In the case of the Courts of the State of New York or of the Federal Courts sitting in the State of New York, the Borrower and Guarantor each hereby designates, appoints and empowers CT Corporation, 1633 Broadway, New York, New York 10019, as its respective authorized agents to accept, receive and acknowledge, for and on behalf of the Borrower and the Guarantor, respectively, its properties and revenues, service of any and all process which may be served in any action, suit or proceeding of the nature referred to above in the State of New York, which appointment shall be irrevocable until the appointment and acceptance of a successor authorized agent pursuant to the provisions of Section 11.03(d).

      (b) The Borrower and the Guarantor each further agrees that such service of process may be made personally or by mailing or delivering a copy of the summons and complaint or other legal process in any such legal suit, action or proceeding to the Borrower or the Guarantor, as the case may be, in care of its respective agent designated above at the aforesaid address, and each such agent is hereby authorized, respectively, to accept, receive and acknowledge the same for and on behalf of the Borrower or the Guarantor, as the case may be, and to admit service with respect thereto. Service upon each such agent shall be deemed to be personal service on the Borrower or the Guarantor, as the case may be, and shall be legal and binding upon the Borrower and the Guarantor, as the case may be, for all purposes notwithstanding any failure to mail copies of such legal process to the Borrower or the Guarantor, as the case may be, or any failure on the part of the Borrower or the Guarantor, as the case may be, to receive the same, and shall be deemed completed upon the delivery thereof to such agent whether or not such respective agent shall give notice thereof to the Borrower or the Guarantor, as the case may be, or upon the earliest other date permitted by applicable law (including, without limitation, the United States Foreign Sovereign Immunities Act of 1976, as amended).

      (c) To the extent permitted by applicable law, including, without limitation, treaties by which the United States and the Borrower's Country or the Guarantor's Country, as the case may be, are bound, the Borrower and the Guarantor each further irrevocably agrees to the service of process of any of the aforementioned courts in any suit, action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, return receipt requested, to the Borrower or the Guarantor, as the case may be, at the address referenced in
Section 12.02, such service to be effective upon the date indicated on the postal receipt returned from the Borrower or the Guarantor, as the case may be.

      (d) The Borrower and the Guarantor each agrees that it will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of itself and its properties and revenues, and, in the event that for any reason its agent designated above shall not serve as agent for the Borrower or the Guarantor, as the case may be, to receive service of process in the State of New York on its behalf, the Borrower or the Guarantor, as the case may be, shall promptly appoint a successor satisfactory to the Lender and Eximbank so to serve, advise the Lender and Eximbank thereof, and deliver to the Lender and Eximbank evidence in writing of the successor agent's acceptance of such appointment. The foregoing provisions constitute, among other things, a special arrangement for service between the parties to this Agreement for the purposes of 28 U.S.C, ss. 1608.

      11.04 Waiver of Immunity. The Borrower and the Guarantor hereby each irrevocably agrees that, to the extent that the Borrower or the Guarantor, as the case may be, or any of its assets has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States, the Borrower's Country, the Guarantor's Country or elsewhere, to enforce or collect upon the Credit or any Note or any other liability or obligation of the Borrower or the Guarantor related to or arising from the transactions contemplated by any of the Borrower Documents, including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, the Borrower and the Guarantor each hereby expressly and irrevocably waives any such immunity and agrees not to assert any such right or claim in any such proceeding, whether in the United States, the Borrower's Country the Guarantor's Country or elsewhere.

      11.05 Waiver of Security Requirements. To the extent the Borrower and the Guarantor may, in any action or proceeding arising out of or relating to any of the Borrower Documents brought in the Borrower's Country, the Guarantor's Country or elsewhere, be entitled under applicable law to require or claim that the Lender or Eximbank post security for costs or take similar action, the Borrower and the Guarantor hereby each irrevocably waives and agrees not to claim the benefit of such entitlement.

      11.06 No Limitation. Nothing in this Section 11 shall affect the right of the Lender or Eximbank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower or the Guarantor in the Borrower's Country, the Guarantor's Country or in any other jurisdiction.

      SECTION 12. MISCELLANEOUS

      12.01 Computations. Each determination of an interest rate or fee by the Lender or Eximbank pursuant to any provision of this Agreement or any Note, in the absence of manifest error, shall be conclusive and binding on the Borrower and the Guarantor. All computations of interest and fees hereunder and under any Note shall be made on the basis of a year of 360 days and actual days elapsed. All such calculations shall include the first day and exclude the last day of the period of calculation.

      12.02 Notices. Except as otherwise specified, all notices given hereunder shall be in writing in the English language, shall include the applicable Transaction Number and shall be given by mail, telecopier, tested telex or personal delivery and shall be deemed to be given for the purposes of this Agreement on the day that such notice is received by the intended recipient thereof, except for notices given by Eximbank pursuant to Section 10, which shall be deemed given on the earlier of: (a) the day on which such notice is received by the intended recipient; or (b) the day on which such notice is deposited in the mail or sent by telecopier, tested telex or personal delivery. Unless otherwise specified in a notice delivered in accordance with this Section 12.02, all notices shall be delivered to the parties hereto at their respective addresses indicated on the Term Sheet.

      12.03 Disposition of Indebtedness. The Lender may sell, assign, transfer, pledge, negotiate, grant participations in or otherwise dispose of all or any part of its interest in all or any part of the Borrower's indebtedness under this Agreement and any Note) to any party (collectively, a "Disposition of Indebtedness"), and any such party shall enjoy all the rights and privileges of the Lender under this Agreement and each Note that is the subject of such Disposition of Indebtedness; provided, however, that such Disposition of Indebtedness shall not, without the prior written consent of Eximbank, relieve the Lender of its duties under this Agreement or the Master Guarantee Agreement. The Borrower and the Guarantor shall, at the request of the Lender, execute and deliver to the Lender, or to any party that the Lender may designate, any such further instruments as may be necessary or desirable to give full force and effect to a Disposition of Indebtedness by the Lender. Notwithstanding anything to the contrary contained herein, neither the Borrower nor the Guarantor may assign or otherwise transfer any of its debts or obligations under this Agreement or any Note without the prior written consent of Eximbank and the Lender. The Lender and Eximbank acknowledge that any Disposition of Indebtedness (other than from the Lender to Eximbank) must be registered with the Central Bank of the Borrower's Country (the "Central Bank") in order for the Borrower or the Guarantor to be authorized to make payments due under this Agreement or any Note. The Lender shall promptly notify the Borrower and the Guarantor of any Disposition of Indebtedness, and the Borrower shall register such Disposition of Indebtedness with the Central Bank within ten (10) days of receipt of such notice. The Borrower and the Guarantor each hereby appoints the Lender or any of its affiliates or assigns as the Borrower's and the Guarantor's agent and attorney-in-fact to apply for the registration with the Central Bank of any Disposition of Indebtedness if the Borrower or the Guarantor has not done so within such ten (10) day period.

      12.04 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

      12.05 Termination of Eximbank Guarantee. In the event the Eximbank Guarantee terminates in its entirety pursuant to terms and conditions of the Master Guarantee Agreement, as of the date of termination, the rights of Eximbank under Section 10 shall automatically be deemed to have been assigned to the Lender.

      12.06 Disclaimer. Neither Eximbank nor the Lender shall be responsible in any way for the performance of any Purchase Contract, and no claim against the Supplier or any other person with respect to the performance of any Purchase Contract will affect the obligations of the Borrower or the Guarantor under any of the Borrower Documents.

      12.07 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender or Eximbank in exercising any right, power or privilege under this Agreement or the Note(s) and no course of dealing between or among the Borrower, the Guarantor, the Lender and/or Eximbank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Note(s) preclude any other right, power or privilege hereunder or thereunder. The rights and remedies expressly provided herein are cumulative and not exclusive of any rights or remedies which the Lender or Eximbank would otherwise have. No notice to or demand on the Borrower or the Guarantor in any case shall entitle the Borrower or the Guarantor, as the case may be, to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or Eximbank to any other or further action in any circumstances without notice or demand.

      12.08 Entire Agreement. This Agreement (together with the Borrower Documents) contains the entire agreement among the parties hereto regarding the Credit except for the Master Guarantee Agreement and any agreements between or among the Lender, the Borrower and the Guarantor regarding obligations of the Borrower and/or the Guarantor not covered by the Eximbank Guarantee.

      12.09 Amendment or Waiver. This Agreement may not be changed, discharged or dated without the written consent of the parties hereto, and no provision hereof may be waived without the written consent of the party to be bound thereby.

      12.10 Counterparts. This Agreement may be signed in separate counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

      12.11 Judgment Currency. All payments of principal, interest, fees or other amounts due hereunder and under any Note shall be made in Dollars, regardless of any law, rule, regulation or statute, whether now or hereafter in existence or in effect in any jurisdiction, which affects or purports to affect such obligations. The obligation of the Borrower and the Guarantor in respect of any amount due under this Agreement or any Note, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), shall be discharged only to the extent of the amount in Dollars that the Person entitled to receive that payment may, in accordance with normal banking procedures, purchase with the sum paid in that other currency (after any premium and costs of exchange) on the Business Day immediately succeeding the day on which that Person receives that payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Borrower and the Guarantor shall pay such additional amounts, in Dollars, to compensate for the shortfall. Any obligation of the Borrower or the Guarantor not discharged by that payment shall be continued to be due as a separate and independent obligation and shall accrue interest in accordance with Section 5.02 until discharged as provided herein.

      12.12 English Language. All documents to be delivered by any party hereto pursuant to the terms hereof shall be in the English language or, if originally written in another language, shall be accompanied by an accurate English translation upon which the other parties hereto shall have the right to rely for all purposes under this Agreement and any Note.

      12.13 Severability. To the extent permitted by applicable law, the illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Credit Agreement to be duly executed and delivered as of the date first written.

TVA SISTEMA DE TELEVISAO S.A., as Borrower


By:
   ---------------------------------
              (Signature)

Name:
   ---------------------------------
                (Print)

Title:
   ---------------------------------
                (Print)



TEVECAP S.A., as Guarantor


By:
   ---------------------------------
              (Signature)

Name:
   ---------------------------------
                (Print)

Title:
   ---------------------------------
                (Print)

THE CHASE MANHATTAN BANK, as Lender


By:
   ---------------------------------
              (Signature)

Name:
   ---------------------------------
                (Print)

Title:
   ---------------------------------
                (Print)

EXPORT-IMPORT BANK OF THE UNITED STATES


By:
   ---------------------------------
              (Signature)

Name:
   ---------------------------------
                (Print)

Title:
   ---------------------------------
                (Print)

Eximbank Guarantee No. AP 069910XX-Brazil

                                                                         Annex A

                         TVA SISTEMA DE TELEVISAO, S.A.

                                 PROMISSORY NOTE


U.S.$___________________                                       ____________,19__

      FOR VALUE RECEIVED, TVA Sistema de Televisao S.A., 313 V. Olimpia, Sao Paulo, Brazil Cep 04552-904 (the "Maker") by this promissory note (this "Note") hereby unconditionally promises to pay to the order of The Chase Manhattan Bank (the "Lender") at 1 Manhattan Plaza, Brooklyn, New York 10081 the principal sum of __________________________________ Dollars (U.S.$________) in installments as hereinafter provided and to pay interest on the principal balance hereof from time to time outstanding, as hereinafter provided, at the rate of 0.25 percent (0.25%) per annum above LIBOR. Beginning on the Eximbank Claim Payment Date (hereinafter defined), the definition of Special LIBOR shall apply for all purposes, including, without limitation, the fifth paragraph hereof, in place of the definition of LIBOR. All capitalized terms not defined herein have the meanings assigned to them in the Credit Agreement (hereinafter defined).

      The principal hereof shall be paid in ______ (______) installments, the first of which shall be in the sum of __________________________________ Dollars (U.S.$________) and shall be due and payable on ____________ 15, 19__. The remaining installments shall each be in the sum of Dollars (U.S.$________) and shall be due and payable semi-annually thereafter on ____________ 15 and ____________ 15 of each year (each, a "Payment Date"), provided that on the last Payment Date, the Maker shall repay in full the principal amount hereof then outstanding.

      Interest on this Note is payable on each Payment Date, beginning on ____________ 15, 19__. Interest will be calculated on the basis of the actual number of days elapsed (including the first day, but excluding the last day) over a year of 360 days.

      In the event that any amount of the principal hereof or accrued interest on this Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Maker shall pay to the Lender on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum equal to (x) 1% per annum above the interest rate then applicable under first paragraph hereof until the end of the then current Interest Period, and (y) thereafter 1.25% per annum above the rate per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) at which U.S. Dollar deposits are offered to the office of the Lender in the eurodollar market in which such office of the Lender customarily deals at 11:00 a.m., local time of such office of the Lender, for successive interest periods selected by the Lender in its sole discretion, two Business Days prior to the first day of such interest period, for the number of days of each such interest period and in an amount equal to the aggregate principal amount of the Credit evidenced by Floating Rate Notes outstanding on the first day of each such interest period.

      Notwithstanding the fourth paragraph hereof, beginning on the date on which Eximbank shall have made a claim payment to the Lender under the Master Guarantee Agreement ("Eximbank Claim Payment Date"), in the event any amount of principal of or accrued interest on this Note owing to Eximbank is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Maker shall pay to Eximbank on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due until such amount shall have been paid in full at an interest rate per annum equal to one percent (1%) per annum above the interest rate then applicable under the first paragraph hereof.

      This is one of the Notes referenced in Section 5.6 of the Credit Agreement dated as of [____________], 19__ (the "Credit Agreement") by and among the Maker, the Guarantor, the Lender and the Export-Import Bank of the United States. This Note is entitled to the benefits of, and is governed in all respects by, the terms of the Credit Agreement, which Credit Agreement, among other things, contains provisions for the payment of principal and interest (including default interest) hereon without set-off, counterclaim, deduction, withholding on account of taxes levied or imposed under the laws of the Government of Brazil, restrictions and conditions of whatever nature, and for acceleration of the maturity hereof upon the happening of certain stated events. The principal amount hereof may be prepaid in accordance with terms of the Credit Agreement. All payments received hereunder shall be applied in accordance with the order of priority set forth in Section 8.02 of the Credit Agreement.

      The Maker hereby waives demand, diligence, presentment, protest and notice of every kind, and warrants to the holder that all actions and approvals required for the execution and delivery hereof as a legal, valid and binding obligation of the undersigned, enforceable in accordance with the terms hereof, have been duly taken and obtained.

           THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, U.S.A.

                                        TVA SISTEMA DE TELEVISAO, S.A.


                                        By:
                                           ---------------------------------
                                                      (Signature)(2)

                                        Name:
                                           ---------------------------------
                                                        (Print)

                                        Title:
                                           ---------------------------------
                                                        (Print)

Promissory Note No. ________

--------
(2)Personal makers should sign in their personal capacities only. Corporate makers should sign only in their corporate capacities with proper reference to their corporate titles.

                                    GUARANTEE

      FOR VALUE RECEIVED, the undersigned, as primary obligor, hereby unconditionally and irrevocably guarantees the full, prompt and complete payment when due (whether at scheduled maturity, by reason of acceleration or otherwise) of the principal of and the interest on the foregoing promissory note, and hereby waives acceptance, diligence, presentment, demand, protest or notice of any kind whatsoever (including notice of default or non-payment), as well as any requirements that the holder exhaust any right or take any action against the maker of the foregoing promissory note, and hereby consents to any extension of time or renewal or other modification thereof. This is a continuing, absolute and unconditional guarantee of payment and not merely of collection. To the extent permitted by applicable law, the undersigned hereby waives all defenses of a surety or guarantor to which it may be entitled by statute or otherwise.

      This Guarantee is issued pursuant to the terms of the Credit Agreement, and is subject to the terms and is entitled to the benefits thereof.

                                        TEVECAP S.A.


                                        By:
                                           ---------------------------------
                                                      (Signature)

                                        Name:
                                           ---------------------------------
                                                        (Print)

                                        Title:
                                           ---------------------------------
                                                        (Print)

UTILIZATION PROCEDURES                                                  A-5 (CA)
FOR LONG-TERM CREDITS GUARANTEED BY EXIMBANK                             Annex B

I.    Introduction

In order to be guaranteed by Eximbank, funds must be disbursed under the Credit in accordance with the "Reimbursement Procedure" and/or the "L/C Procedure," both of which are described below. No other disbursement methods are permitted.


II.   Reimbursement Procedure

The Borrower may from time to time request that Disbursements be made by the Lender to the Borrower's account at a commercial bank in the United States selected by the Borrower and acceptable to the Lender and Eximbank to: (i) reimburse the Borrower for the Financed Portion of any payments made by the Borrower to the Supplier(s) or Special Ancillary Supplier(s) and (ii) charge the Borrower for the related Exposure Fee due to Eximbank.

To obtain Disbursements under the Reimbursement Procedure:

A. The Borrower shall deliver to the Lender for submission to Eximbank copies of the following documents (collectively, the "Reimbursement Documents"), all of which must be satisfactory in form and substance to the Lender and
      Eximbank:

      1. The original Request for Reimbursement to Borrower's Account, in the form of Exhibit 1, signed by an authorized representative of the Borrower, accompanied by an Itemized Statement of payments, in the form of Exhibit 1(a).

      2. Copies of the invoice(s) for the Items to be financed under the requested Disbursement, bearing or accompanied by evidence that the Supplier(s) or Special Ancillary Supplier(s) thereof has been paid. Evidence of payment may be any of the following: (a) a "paid" stamp on the invoice signed by the Supplier or Special Ancillary Supplier;
            (b) a copy of a U.S. commercial bank's "Advice of Payment" to the Supplier or Special Ancillary Supplier; (c) a copy of both sides of a cancelled check made payable to the Supplier or Special Ancillary Supplier; or (d) a letter from the Supplier or Special Ancillary Supplier acknowledging payment.

      3. The original Supplier's Certificate(s) in the form of Exhibit 2, signed by an authorized representative of the Supplier, with paragraph 3(b) (Production Cost

            - Item) checked, either clause (a) or (b) of paragraph 8 (Suspension and Debarment, etc.) checked (with the attachment required by clause
            (b) provided if such clause is checked) and paragraphs 2 (Origin), 6(f) (Other Payments) and 6(g) (Barter agreements, etc.) each completed "None" or in a manner otherwise satisfactory to Eximbank; or, with respect to Special Ancillary Services, the original Special Ancillary Supplier's Certificate in the form of Exhibit 2(b), signed by an authorized representative of the Special Ancillary Supplier, with either clause (a) or (b) of paragraph 5 (Suspension and Debarment, etc.) checked (with the attachment required by clause (b) provided if such clause is checked).

      4. Copies of clean on-board ocean, airway, railway or other bills of lading evidencing shipment of the Items from the United States to the Borrower's Country (or, in the case that the Borrower's Country is either Canada or Mexico, a destination in the United States which is a point of importation into Canada or Mexico, respectively). Ocean bills of lading must either show shipment on vessels of U.S. registry or be accompanied by an appropriate MARAD waiver (as described in Section IV below). Bills of lading are not required for cases that do not involve the transportation of goods.

      5. Such other documents, statements, certificates, information and evidence as Eximbank may from time to time reasonably request (e.g., in aircraft financings: FAA certificates of airworthiness, insurance certificates and certificates of acceptance by the Borrower.)

      Eximbank may receive copies of the Reimbursement Documents, except for the Supplier's Certificate and any Special Ancillary Supplier's Certificate, which shall be the original document.

      B. Upon approval of the Reimbursement Documents, Eximbank shall issue to the Lender a Certificate Authorizing Reimbursement, in the form of Exhibit 3.

      C. Upon receipt of the Certificate Authorizing Reimbursement, the Lender will reimburse the Borrower for the Financed Portion of the Items as approved by Eximbank in the Certificate, and will simultaneously pay to Eximbank the Exposure Fee that is due on such Financed Portion, in accordance with the terms of the Agreement. The sum of the amounts so reimbursed to the Borrower and so paid to Eximbank shall constitute a Disbursement under the Credit.

III.  L/C Procedure

The Borrower may request a commercial bank located in the United States that is acceptable to the Lender and Eximbank ("L/C Bank") to issue, confirm or advise letters of credit ("Letters of Credit") in favor of the Supplier(s) and Special Ancillary Supplier(s). (For the avoidance of doubt, the Lender may also be the L/C Bank if the Lender is a commercial bank located in the U.S.) The Letters of Credit may be drawn down by the Supplier(s) or Special Ancillary Supplier(s) as payments come due under the Purchase Contract(s). Efforts should be made to avoid a large number of letters of credit. Whenever possible all Items to be purchased from one Supplier or Special Ancillary Supplier should be covered under a single Letter of Credit.

To obtain Disbursements under the L/C Procedure:

      A. The Borrower shall cause the L/C Bank to submit to Eximbank copies of the following documents (collectively, the "L/C Documents"), all of which must be satisfactory in form and substance to the L/C Bank, the Lender and Eximbank:

            1. The original Request for Letter of Credit Approval, in the form of Exhibit 4, signed by an authorized representative of the Borrower.

            2. Three (3) copies of the proposed letter of credit in favor of the Supplier or Special Ancillary Supplier, complete in all respects, except for date and signature by the L/C Bank and accompanied by a copy of the related pro forma invoice. The Borrower's instructions to the L/C Bank with respect to the proposed letter of credit shall provide that the documents to be presented for drawings under such letter of credit meet the documentary requirements of the Agreement, including the submission of invoices, Supplier's Certificates in the form of
                  Exhibit 2 (or Special Ancillary Supplier's Certificates in the form of Exhibit 2(b)) and bills of lading, in form and substance as specified in Section II above, except that invoices need not be accompanied by evidence of payment.

            3. The original Supplier's Certificate (L/C Application) in the form of Exhibit 2(a), signed by an authorized representative of the Supplier or Special Ancillary Supplier.

            4. Such other documents, statements, certificates, information and evidence as Eximbank may from time to time reasonably request.

            B. Upon approval of the L/C Documents, Eximbank shall issue to the L/C Bank, with a copy to the Lender, a Certificate Approving Letter of Credit, in the form of Exhibit 5.

            C. Upon receipt of the Certificate Approving Letter of Credit, the L/C Bank shall issue, advise or confirm the Letter of Credit.

            D. If the Exposure Fee is included in the Letter of Credit, before any drawings are permitted under the Letter of Credit, the L/C Bank shall have received from the beneficiary of such letter of credit its irrevocable instructions, in form and substance satisfactory to the Lender, L/C Bank and Eximbank, to: (i) deduct from the amount of each payment under the Letter of Credit an amount equal to the Exposure Fee payable to Eximbank; and (ii) to pay such amount directly to Eximbank.

            E. The L/C Bank will pay the Supplier or Special Ancillary Supplier under the Letter of Credit upon presentation of the documents required by the Letter of Credit ("Drawing Documents"), and will simultaneously pay to Eximbank the applicable Exposure Fee. A Disbursement shall be deemed to occur when the L/C Bank makes payment of a draft drawn under the Letter of Credit ("L/C Payment"). The sum of the amounts so paid to the beneficiary and to Eximbank shall constitute the amount of the Disbursement.

            F. Promptly after the date of an L/C Payment, the Lender shall deliver, or cause the L/C Bank to deliver, to Eximbank copies of the Drawing Documents related to such L/C Payment, except the Supplier's Certificate and a Special Ancillary Supplier's Certificate, each of which shall be a manually signed original.

Any amendments to a Letter of Credit must be approved by Eximbank, as well as the Lender(s) and the L/C Bank. The Borrower's request for Eximbank's approval of an amendment shall be made in the form of Exhibit 4(a), completed and signed by an authorized representative of the Borrower, accompanied by any relevant documents. If Eximbank approves the proposed amendment, it shall issue to the L/C Bank, with a copy to the Lender, a Certificate Approving Amendment of Letter of Credit, in the form of Exhibit 5(a).

IV.   Ocean Transportation - MARAD Waivers

      If any of the Items are to be exported on ocean vessels that are not vessels of U.S. registry, the Borrower must obtain a waiver from the provisions of 46 U.S.C. ss. 1241-1 (Public Resolution No. 17 of the 73rd Congress of the United States, as amended). An application for waiver must be submitted to the U.S. Maritime Administration ("MARAD") at the following address: Director, Office of Market Development, Room 7207, Maritime Administration, Department of Transportation, 400 7th Street, S.W., Washington, DC 20590 (with a copy to Eximbank). There are two types of waivers available for shipment on non-U.S. vessels. A general waiver permits ocean vessels of the Borrower's Country to carry up to fifty percent (50%) of the cargo exported and may be obtained if the country does not discriminate in any way against U.S. flag shipping. This type of waiver is granted for the life of the Credit and is subject to submission of reports showing continued compliance with its terms. A statutory waiver may be granted if the applicant can establish and document to the satisfaction of MARAD that the applicant has made a reasonable, timely and bona fide effort to arrange for shipment on ocean vessels of U.S. registry, and that such vessels are not available or are not available at reasonable rates. A statutory waiver must be obtained for each separate shipment, and each application for such waiver must be submitted to MARAD sufficiently in advance of the intended shipping date in order to allow MARAD adequate opportunity to process the application. If any Items are shipped on ocean vessels of non-U.S. registry without a MARAD waiver, or contrary to the provisions of a MARAD waiver, such Items will not be eligible for financing under the Credit.

Exhibits to Annex B:

1     -  Request for Reimbursement to Borrower's Account
1(a)  -  Itemized Statement of Payments
2     -  Supplier's Certificate
2(a)  -  Supplier's Certificate (L/C Application)
2(b)  -  Special Ancillary Supplier's Certificate
3     -  Certificate Authorizing Reimbursement
4     -  Request for Letter of Credit Approval
4(a)  -  Request for Approval of Amendment to Letter of Credit
5     -  Certificate Approving Letter of Credit
5(a)  -  Certificate Approving Amendment to Letter of Credit


++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

The following is included for informational purposes only, and is not part of the Agreement:

Because the Supplier, any Special Ancillary Supplier and the L/C Bank is a party to the Agreement, the Borrower and Lender will need to take the following steps to ensure that the Credit is disbursed in a timely fashion:

      1. The Borrower should advise each Supplier and Special Ancillary Supplier of the provisions of this Agreement that will require their cooperation, including, without limitation, the requirement that the Supplier's Certificate or Special Ancillary Supplier's Certificate, as applicable, be completed and attached to the invoice to which it relates.

      2. If the Borrower would like to use the L/C Procedure, the Borrower must make appropriate arrangements with the L/C Bank regarding the issuance, confirmation or advice of the letters of credit and the payment of any fees that the L/C Bank may charge. The Lender and the L/C Bank must enter into a reimbursement agreement with respect to the L/C Payments, which reimbursement agreement, along with Eximbank's Certificate Approving Letter of Credit, will be conditions precedent to the issuance, confirmation or advice of a letter of credit by the L/C Bank.

REIMBURSEMENT PROCEDURE                                                  A-5(CA)
                                                                         Annex B
                                                                       Exhibit 1

                 REQUEST FOR REIMBURSEMENT TO BORROWER'S ACCOUNT

                                                           _______________, 19__

[NAME OF LENDER]
[ADDRESS OF LENDER]

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, DC  20571

Attention:  Credit Administration Division

Subject:  Eximbank Guarantee No.     -[Country]
          [Name of Borrower] ("Borrower")
          Request for Disbursement No.

Ladies and Gentleman:

      In accordance with the terms and conditions of the Credit Agreement ("Agreement"), dated as of ____________, 199_, by and among the Borrower, [names of other parties to the agreement], and the Export-Import Bank of the United States ("Eximbank"), we hereby request the Lender(s) to make a Disbursement under the Credit thereby established in the amount set forth below, with the Reimbursement amount thereof being paid to the account of (identify the Borrower's account as it is carried on the books of the payee bank) (complete name and address of the payee bank)[.] [, and with the Exposure Fee amount thereof being paid to Eximbank.]

           Reimbursement amount          U.S.$_______________
           [[Exposure Fee amount]        U.S.$_______________
                                TOTAL    U.S.$_______________]]


                                      B1-1

We enclose our Itemized Statement of Payments No. __, dated ____________, 199_.

      We hereby certify with respect to the payments made by us for the goods and services specified in Itemized Statement of Payments No. __ that:

      1. All such payments were made exclusively for the purchase (a) in the United States of goods and services of U.S. origin or manufacture (except as disclosed in the enclosed Supplier's Certificate(s)) or (b) Special Ancillary Services, and in either case that these goods and services will be used for lawful purposes in accordance with the terms of the Agreement.

      2. We have not previously requested Disbursements on account of these payments.

      3. Copies of invoices and bills of lading with attached Supplier's Certificate(s) or Special Ancillary Supplier's Certificate, as applicable (accompanied by evidence that the Suppliers or Special Ancillary Suppliers have been paid) and other documents required by Eximbank's "Utilization Procedures" (set forth in Annex B to the Agreement) relating to the goods and services specified in Itemized Statement of Payments No. ___ are submitted herewith.

      4. All of those goods which have been or will be transported to [insert name of country] on ocean vessels have been or will be shipped on vessels of U.S. registry, except to the extent that a waiver of this requirement has been obtained from the U.S. Maritime Administration.

We further certify that: (i) we have paid the exact amounts set forth in Itemized Statement of Payments No. ___ for the goods and services specified therein, and, in connection with the acquisition of such goods and services, we have not received or agreed to receive any discount, allowance, rebate, commission, fee or other payment except as disclosed in the enclosed Supplier's Certificate(s); (ii) in connection with the sale of or the obtaining of any contract to sell such goods and services or with the establishment or operation of the Eximbank-supported financing (including any letter of interest or preliminary commitment relating thereto issued by Eximbank), we have not (a) paid or agreed to pay any commission, fee or other payment or (b) entered into any barter, buyback, countertrade or offset agreement or other similar agreement and, to the best of our knowledge and belief, no Supplier has (x) granted, paid or agreed to grant or pay any discount, allowance, rebate, commission, fee or other payment or (y) entered into any barter, buyback, countertrade or offset agreement or other similar agreement, other than as disclosed in the enclosed Supplier's Certificate(s); (iii) as of the date of this request, no event has occurred and is continuing which constitutes, or but for the requirement of giving notice or lapse of time, or both, would constitute, an Event of Default under the provisions of the Agreement; and (iv) as of the date of this request, the representations and warranties made by us in the Agreement are true.


                                      B1-2

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.


                                        Very truly yours,

                                        [BORROWER]

                                        By:
                                           ---------------------------------
                                                      (Signature)(1)

                                        Name:
                                           ---------------------------------
                                                        (Print)

                                        Title:
                                           ---------------------------------
                                                        (Print)

Enclosures
  Itemized Statement of Payments
  and supporting documents

--------
(1) May only be signed by one of the authorized representatives designated by the Borrower pursuant to Section 6.01(c) of the Agreement.


                                      B1-3

REIMBURSEMENT PROCEDURE                                                 A-5 (CA)
                                                                        Annex B
                                                                    Exhibit 1(a)

                         ITEMIZED STATEMENT OF PAYMENTS

                                                                __________, 199_

                                                                   Page __ of __

                        Eximbank Guarantee No. __________

                        Itemized Statement of Payments No. _________
                        (Attachment to Request for Reimbursement No. _______, Covering period from _____ to _____ 199_

Item                                                    Name and
No.   Acquisition List  Invoice  Date of  Amount of    Address of     Brief Description  Bill of Lading
(1)    Reference No.      No.    Payment  Payment(2)   Supplier(3)       of Items(4)         Date No.    Remarks
----  ----------------  -------  -------  -----------  -------------  -----------------  --------------  -------


                                 TOTAL U.S.$________
                                            ________
                                            ________

----------
(1) Number each item starting with 1, on each separate Itemized Statement.

(2) If the amount of payment is not for the total invoice value, explain in Remarks.

(3) Name, address and zip code of company facility that produced the Item(s).

(4) Include Standard Industrial Classification (SIC) Code, if available.


                                     B1(a)-1

REIMBURSEMENT AND L/C PROCEDURE                                         A-5 (CA)
                                                                        Annex B
                                                                       Exhibit 2

                        FORM OF SUPPLIER'S CERTIFICATE(1)

                 [Letterhead of Supplier or Ancillary Supplier]

                                                            ___________ __, 19__

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, DC  20571

Re:  Eximbank Credit/Guarantee No. ________-[Country]
     [Purchaser] ("Purchaser")
     Supplier's Certificate

Ladies and Gentlemen:

      We the undersigned supplier (the "Supplier") understand that the sale of the goods and services (the "Items") covered by our enclosed invoice(s), which are listed below (the "Invoices") may be financed by a credit or guarantee provided by the Export-Import Bank of the United States ("Eximbank"), an agency of the United States of America ("United States").

                          Name and Address of     Brief Description of Items,
                               Purchaser         including Standard Industrial
Number  Date    Amount       ("Purchaser")        Classification ("SIC") Code
------ ------  --------  ---------------------  -------------------------------

                [complete with respect to each enclosed invoice]

(1) This form should be completed and submitted by Suppliers or Ancillary Suppliers of all Items (including, without limitation, Items that are Ancillary Services) except for (i) Special Ancillary Services and (ii) any local cost items specifically authorized by Eximbank.


                                      B2-1

We, the Supplier, hereby represent and warrant with respect to the Items that:

1. Cash Payment. In connection with the OECD Arrangement's requirement for a minimum cash payment from the Purchaser equivalent to 15% of export value, [check all boxes that are applicable]:

|_| a) We have received a cash payment in the amount of US$____________ representing ___ percent of the amount of the Invoice(s).

|_| (b) We are financing at market rates of interest the required cash payment in the amount of US$____________ representing ___ percent of the amount of the Invoice(s).

|_|   (c) We have not received any cash payment with respect to the Invoices.

      2. Origin. The Items were either originated or manufactured by us in the United States or, if not originated or manufactured by us in the United States, were acquired by us from sources in the United States, and, to the best of our knowledge and belief, except as disclosed below, no component part or value added by fabrication, services or otherwise (exclusive of raw materials) was originated or manufactured outside the United States.

          Non-U.S.     Foreign Costs
 Item    Component    (U.S. Dollars)    Source of Item(2)    Country of Origin
------  -----------  ----------------- -------------------  -------------------

          (If none, the word "NONE" must be inserted in order for this Certificate to be considered complete.)

We understand that (a) all information disclosed in paragraph 2 above must be satisfactory to Eximbank and (b) Eximbank is under no obligation to support the sale of any part of the Items that is of non-U.S. origin or manufacture or that was acquired by us from sources outside the United States.

----------

(2) Provide the name of the entity (whether domestic or foreign) from which you obtained the foreign item.


                                      B2-2

      3. Production Cost. (indicate if the statements below are true by checking either the "YES" or "NO" box that follows each statement:(3)

      (a) The aggregate Foreign Cost (as defined below) associated with the Items is less than 50% of the aggregate Production Cost (as defined below) of such Items.


            |_| YES           |_| NO

      (b) The Foreign Cost associated with each of the Items is less than 50% of the Production Cost of each such Item.

            |_| YES           |_| NO


      "Production Cost" shall mean, with respect to any Item, the sum of (i) direct material and component costs, (ii) direct labor costs and (iii) indirect costs that can reasonably be attributed to the production of such Item.

      "Foreign Cost" shall mean, with respect to any Item, the cost to the Supplier of such Item or any component of such Item, as the case may be, if such Item or such component was produced or manufactured outside the United States.

      4. Licenses and Purchase Contract. All export licenses, all import licenses, and all permits required by the Government of the United States or the Government of [the Purchaser's country] in connection with the shipment of the Items have been obtained. To the best of our knowledge, as of the date of shipment, or, where no shipment occurred, as of the date of the work performed, the contract to sell the Items, and the performance by the parties of their respective obligations thereunder, did not violate any law then applicable.

      5. Shipment. The Items were shipped from the United States to the Purchaser in [the Purchaser's country] as evidenced by the enclosed transportation document(s) (e.g., bill(s) of lading) or, in cases that do not involve the transportation of goods, other evidence satisfactory to Eximbank has been submitted.

      6. Discounts, Allowances and Special Agreements. In connection with the sale of, or obtaining the contract to sell, the Items or with the establishment or operation of the Eximbank credit/guarantee (including any letter of interest or preliminary commitment relating thereto issued by Eximbank), we have not, directly or indirectly: (a) granted or paid,

(3) In order to obtain financing on a medium-term basis, statement (a) must be true. In order to obtain financing on a long-term basis, statement (b) must be true.


                                      B2-3
agreed or offered to grant or pay, or arranged for, any discount, allowance, rebate, commission, fee or other payment; or (b) entered into any barter, buyback, countertrade or offset agreement or other similar agreement except:

            (i) Any discounts, allowances or rebates to the Purchaser that are disclosed in the Invoices;

            (ii) Amounts payable to our regular full-time employees to the extent of their regular compensation;

            (iii) Regular commissions or fees paid or to be paid in the ordinary course of business to our regular sales agents or sales representatives and readily identifiable on our books and records as to amount, purpose and recipient;

            (iv) Any letter of credit fees paid to commercial banks in connection with the Eximbank credit/guarantee;

            (v) Any payments made to Eximbank in connection with the Eximbank credit/guarantee;

            (vi) Other payments, as follows:


      Payee Or Intended Payee       Address                   Purpose
      -----------------------       -------                   -------


      (If none, then the word "NONE" must be inserted in order for this Certificate to be considered complete. If any payee is named, a statement must be attached showing for each the nature and extent of the services and the method of computation of the payment.)

We understand that all payments disclosed in subparagraph 6(b)(vi) above must be satisfactory to Eximbank.

            (vii) Barter, buyback, countertrade or offset agreement or other similar agreement:

      Type of Agreement             Other Parties             Goods/Services
      -----------------             -------------             --------------


      (If none, then the word "NONE" must be inserted in order for this Certificate to be considered complete. If any agreement is disclosed, a statement must be attached describing the basic terms of the agreement.)


                                      B2-4

We understand that all agreements disclosed in subparagraph 6(b)(vii) above must be satisfactory to Eximbank.

      7. Munitions List. Only the following goods and services covered by our invoices are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations):

            Item                                 Invoice Amount
            ----                                 --------------


      (If none, the word "NONE" must be inserted in order for this Certificate to be considered complete.)

We understand that all goods and services disclosed in paragraph 7 above must be satisfactory to Eximbank.

      8. Suspension and Debarment, etc. We certify that either:

|_| (a) neither we nor our Principals (as defined below) are at present (i) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined in any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (ii) indicted, convicted or had a civil judgment rendered against us or any of our Principals for any of the offenses listed in any of the Debarment Regulations; or

|_| (b) if we are unable to make the certification set forth in clause (a) of this Section 8, we have attached a detailed explanation of the grounds for this failure (including dates, identification of any debarring official or suspending official (as such terms are defined in any of the Debarment Regulations) and his or her agency, and details of any proposed or actual debarment, suspension, declaration of ineligibility, voluntary exclusion, indictment, conviction or civil judgment).

      We further certify that, unless authorized by Eximbank, we will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations.

      We agree that we will provide immediate written notice to Eximbank if at any time we learn that the certification set forth in clause (a) of this Section 8, if made, was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (i) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or any other person (whether or not an employee) who has critical influence on or substantive control over the


                                      B2-5
transaction financed by the credit or guarantee provided by Eximbank which is referred to above and (ii) the "Debarment Regulations" shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 53 Fed. Reg. 19204 (May 26, 1988), (y) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R.
9.400 - 9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 60 Fed. Reg.
33037 (June 26, 1995).

      9. Acknowledgement of Eximbank Reliance. We acknowledge that the certifications set forth in this Supplier's Certificate are material representations of fact upon which reliance will be placed by Eximbank in connection with the financing of the purchase of the Items and that, if it is later determined that we knowingly entered into an erroneous certification, Eximbank may pursue any available remedies, which may include remedies available to the United States government such as suspension or debarment pursuant to the Debarment Regulations.

      10. Original Certificate. This Supplier's Certificate is the only Supplier's Certificate that we have issued with respect to the Invoices.

                                        [SUPPLIER](4)

                                        By:
                                           ---------------------------------
                                                      (Signature)(5)

                                        Name:
                                             -------------------------------
                                                        (Print)

                                        Title:
                                              ------------------------------
                                                        (Print)

                                        Address:
                                                 ----------------------------
                                                -----------------------------
                                                -----------------------------(6)

(4) List complete name of company and include its Dun & Bradstreet number.
    Note: this company must regularly do business in the United States.

(5) This Certificate must be signed by a senior officer of the Supplier/Ancillary Supplier, such as the President, a Vice President, the Secretary, the Treasurer or Assistant Treasurer. If any other individual signs, evidence of his or her authority, in form and substance acceptable to Eximbank, must be submitted with this Certificate.

(6) Include complete street address, including zip code, of the company facility that produced Items. This address must be in the United States.


                                      B2-6

Enclosures
      Invoices
      Transportation Documents

cc:   [Lender]
      [Address of Lender]


                                      B2-7

     L/C PROCEDURE                                                       A-5(CA)
                                                                         Annex B
                                                                    Exhibit 2(a)

                EXIMBANK SUPPLIER'S CERTIFICATE (L/C APPLICATION)
                   (SUPPLIERS AND SPECIAL ANCILLARY SUPPLIERS)

               [Letterhead of Supplier/Special Ancillary Supplier]

                                                             Date ______________

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, DC  20571

Re:  Eximbank Credit/Guarantee No._________-[Country]
           [Name of Purchaser] ("Purchaser")

Ladies and Gentlemen:

      We the undersigned supplier (the "Supplier") understand that the Borrower is requesting [name of L/C Bank] to issue, confirm or advise a letter of credit ("Letter of Credit") in our favor to finance the purchase of [U.S. goods and services ("Items")]/ [Financial Advisor Services, Technical Consultant Services, Legal Services or Banking Services related to the above-mentioned credit/guarantee ("Items")](1), and that the Letter of Credit may be funded by a credit supported by the Export-Import Bank of the United States ("Eximbank"), an agency of the United States of America ("United States").

      (2)[We understand that Eximbank is under no obligation to support the sale of any part of the Items that is of non-U.S. origin or manufacture or that was acquired by us from sources outside the United States.]

      We, the [Supplier]/[Special Ancillary Supplier], hereby represent and warrant with respect to the Items that:

----------
(1) The second bracketed text is to be used by Special Ancillary Suppliers who will issue a Special Ancillary Supplier's Certificate instead of a standard Eximbank Supplier's Certificate.

(2) Only include this paragraph in certificates executed by Special Ancillary Suppliers who will issue a Special Ancillary Supplier's Certificate instead of a standard Eximbank Supplier's Certificate.


                                     B2(a)-1

(3)[1. Origin. The Items will be either originated or manufactured by us in the United States or, if not originated or manufactured by us in the United States, will be acquired by us from sources in the United States, and, to the best of our knowledge and belief, except as disclosed below, no component part or value added by fabrication, services or otherwise (exclusive of raw materials) will be originated or manufactured outside the United States.

          Non-U.S.    Foreign Costs
 Item    Component      (Dollars)     Source of Item(4)    Country of Origin
------  -----------  --------------- -------------------  -------------------


      (If none, the word "NONE" must be inserted in order for this Certificate to be considered complete.)

We understand that (a) all information disclosed in paragraph 1 above must be satisfactory to Eximbank and (b) Eximbank is under no obligation to support the sale of any part of the Items that is of non-U.S. origin or manufacture or that was acquired by us from sources outside the United States.]

      [2.] Discounts, Allowances and Special Agreements. In connection with the sale of or obtaining the contract to sell the Items or with the establishment or operation of the Eximbank credit/guarantee (including any letter of interest or preliminary commitment relating thereto issued by Eximbank), we have not, directly or indirectly: (a) granted or paid, agreed or offered to grant or pay, or arranged for, any discount, allowance, rebate, commission, fee or other payment; or (b) entered into any barter, buyback, countertrade or offset agreement or other similar agreement except:

            (i) Any discounts, allowances or rebates to the Purchaser that are disclosed in the Invoices;

            (ii) Amounts payable to our regular full-time employees to the extent of their regular compensation;

            (iii) Regular commissions or fees paid or to be paid in the ordinary course of business to our regular sales agents or sales representatives and readily identifiable on our books and records as to amount, purpose and recipient;

----------
(3) This representation and warranty need not be included in certificates executed by Special Ancillary Suppliers who will issue a Special Ancillary Supplier's Certificate instead of a standard Eximbank Supplier's Certificate.

(4) Provide the name of the entity (whether domestic or foreign) from which you obtained the foreign item.


                                     B2(a)-2

            (iv) Any letter of credit fees paid to commercial banks in connection with the Eximbank credit/guarantee;

            (v) Any payments made to Eximbank in connection with the Eximbank credit/guarantee;

            (vi) Other payments, as follows:


      Payee Or Intended Payee               Address               Purpose
      -----------------------               -------               -------


      (If none, then the word "NONE" must be inserted in order for this Certificate to be considered complete. If any payee is named, a statement must be attached showing for each the nature and extent of the services and the method of computation of the payment.)

We understand that all payments disclosed in subparagraph 2(b)(vi) above must be satisfactory to Eximbank.

            (vii) Barter, buyback, countertrade or offset agreement or other similar agreement:


      Type of Agreement                     Other Parties         Goods/Services
      -----------------                     -------------         --------------


      (If none, then the word "NONE" must be inserted in order for this Certificate to be considered complete. If any agreement is disclosed, a statement must be attached describing the basic terms of the agreement.)

We understand that all agreements disclosed in subparagraph 2(b)(vii) above must be satisfactory to Eximbank

      [3.] Munitions List. Only the following Items are articles, services, or related technical data that are listed on the United States Munitions List (part 121 of title 22 of the Code of Federal Regulations):

                                  [List Items]

      (If none, the word "NONE" must be inserted in order for this Certificate to be considered complete.)


                                     B2(a)-3

We understand that all goods and services disclosed in paragraph 3 above must be satisfactory to Eximbank.

      [4.] Suspension and Debarment, etc. We certify that either:

|_| (a) neither we nor our Principals (as defined below) are at present (i) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined in any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (ii) indicted, convicted or had a civil judgment rendered against us or any of our Principals for any of the offenses listed in any of the Debarment Regulations; or

|_| (b) if we are unable to make the certification set forth in clause (a) of this Section 4, we have attached a detailed explanation of the grounds for this failure (including dates, identification of any debarring official or suspending official (as such terms are defined in any of the Debarment Regulations) and his or her agency, and details of any proposed or actual debarment, suspension, declaration of ineligibility, voluntary exclusion, indictment, conviction or civil judgment).

      We further certify that, unless authorized by Eximbank, we will not knowingly enter into any transactions in connection with the Items with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations.

      We agree that we will provide immediate written notice to Eximbank if at any time we learn that the certification set forth in clause (a) of this Section 4, if made, was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes hereof, (i) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction financed by the credit or guarantee provided by Eximbank which is referred to above and (II) the "Debarment Regulations" shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 53 Fed. Reg. 19204 (May 26, 1988), (y) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R.
9.400 - 9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 60 Fed. Reg. 30337 (June 26, 1995).

      [5.] Acknowledgment of Eximbank Reliance. We acknowledge that the certifications set forth in this Supplier's Certificate are material representations of fact upon which reliance


                                     B2(a)-4
will be placed by Eximbank in connection with the financing of the purchase of the Items and that, if it is


                                     B2(a)-5
later determined that we knowingly entered into an erroneous certification, Eximbank may pursue any available remedies, which may include remedies available to the United States government such as suspension or debarment pursuant to the Debarment Regulations.

                                [NAME OF SUPPLIER/SPECIAL ANCILLARY SUPPLIER](5)

                                By:
                                   ---------------------------------
                                              (Signature)(6)

                                Name:
                                     -------------------------------
                                                (Print)

                                Title:
                                      ------------------------------
                                                (Print)

                                Address:
                                        ----------------------------

                                        ----------------------------

                                        ----------------------------(7)

----------
(5) List complete name of company and include its Dun & Bradstreet number.

(6) This Certificate must be signed by a senior officer of the Supplier or Special Ancillary Supplier, such as the President, a Vice President, the Secretary, the Treasurer or Assistant Treasurer. If any other individual signs, evidence of his or her authority, in form and substance acceptable to Eximbank, must be submitted with this Certificate.

(7) Include complete address, including zip code, of the company facility that has produced or will produce the Items.


                                     B2(a)-6

REIMBURSEMENT AND L/C PROCEDURE                                        A-5 (CA)
                                                                         Annex B
                                                                    Exhibit 2(b)

               FORM OF SPECIAL ANCILLARY SUPPLIER'S CERTIFICATE(1)

                       [Letterhead of Ancillary Supplier]

                                                            Date________________

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, DC  20571

Re:   Eximbank Credit/Guarantee No._____________-[Country]
      [Name of Borrower] ("Borrower")
      Supplier's Certificate (Special Ancillary Services)

Ladies and Gentlemen:

      We the undersigned supplier (the "Ancillary Supplier") understand that the sale of services (the "Special Ancillary Services") covered by our enclosed invoice(s), which are listed below (the "Invoices"), may be financed by a credit or guarantee provided by the Export-Import Bank of the United States ("Eximbank"), an agency of the United States of America ("United States").

                                                    Description of Special
                             Name and Address    Ancillary Services, including
                               of Borrower            Standard Industrial
 Number    Date    Amount      ("Borrower")       Classification ("SIC") Code
--------  ------  --------  ------------------  --------------------------------


                [complete with respect to each enclosed invoice]

[Each invoice must contain a detailed description of the services provided and the specific fees and expenses charged with respect to each such service. In addition, each expense must be separately itemized, with a notation as to the date, purpose, recipient and amount of such expense.]

----------

(1)This form should be completed and submitted by Ancillary Suppliers of all Items that are Special Ancillary Services. Suppliers or Ancillary Suppliers of all other Items (including, without limitation, Ancillary Services that are not Special Ancillary Services) should not complete or submit this form.


                                     B2(b)-1

      We, the Ancillary Supplier, hereby represent and warrant with respect to the Special Ancillary Services that:

1. Type of Special Ancillary Service: (Please check one):

|_|   (a)   Banking Services: The attached invoice describes fees charged by the undersigned in our capacity as a lender guaranteed by Eximbank with respect to the Eximbank transaction noted above. Such fees are non-recurring charges that have become due and payable on or prior to the date which the credit agreement executed in connection with the transaction noted above provides is the final date for disbursements
            (the "Final Disbursement Date"). Eximbank has indicated that it has found that such services both are necessary in order for the underlying action to go forward and cannot be reasonably obtained in the United States.

|_|   (b)   Financial Advisor Services: The attached invoice describes fees and expenses charged by the undersigned in our capacity as financial advisor to [the Borrower][the Guarantor][Eximbank][the Lender] in connection with the Eximbank transaction noted above. Such fees and expenses relate to services provided in assisting [the
            [Borrower][Guarantor] in obtaining, structuring and/or meeting the requirements of the Eximbank [guarantee][credit] with respect to such transaction.]/[[Eximbank][the Lender] in its analysis of the Eximbank [guarantee][credit] with respect to such transaction, the project and/or the business operations of the Borrower [or
            Guarantor]]. Such fees and expenses have become due and payable on or prior to the Final Disbursement Date for the Eximbank
            [guarantee][credit]. [We have been selected by Eximbank to perform the services to which such fees relate, and Eximbank has required that the Borrower or other Person pay for the provision of such services.] [Eximbank has indicated that it has found that such services both are necessary in order for the underlying transaction to go forward and cannot be reasonably obtained in the United
            States.](2)

|_|   (c)   Legal Services: The attached invoice describes fees and expenses charged by the undersigned in our capacity as legal counsel to [the
            Borrower] [the Guarantor][Eximbank][the Lender] in connection with the Eximbank transaction noted above. Such fees and expenses relate to services provided in connection with the Eximbank [guarantee]
            [credit] with respect to the transaction noted above. Such fees and expenses have become due and payable on or prior to Final --------
            2One of the last two bracketed sentences must be applicable.


                                     B2(b)-2

            Disbursement Date for such Eximbank [guarantee][credit]. [We have been selected by Eximbank to perform the services to which such fees relate, and Eximbank has required that the Borrower or other Person pay for the provision of such services.] [Eximbank has indicated that it has found that such services both are necessary in order for the underlying transaction to go forward and cannot be reasonably obtained in the United States.](3)

      (d) Technical Consultant Services: The attached invoice describes fees and expenses charged by the undersigned in our capacity as a technical consultant to [the Borrower][Eximbank][Lender] [name any other Person] in connection with the Eximbank transaction noted above. [Eximbank][the Lender] has required that a technical consultant with expertise in [describe area of expertise] be retained in order to assist [Eximbank][the Lender] in its analysis of the Eximbank [guarantee][credit] with respect to such transaction, the project and/or the business operations of a Borrower [or Guarantor]. The [Engineering Division][Project Finance Division][Aircraft Finance Division] [name of relevant area division][Lender] has indicated that it is prepared to accept the undersigned acting in such capacity. Such fees and expenses relate to services provided in connection with the Eximbank [guarantee][credit]. Such fees and expenses have become due and payable on or prior to the Final Disbursement Date for such Eximbank [credit][guarantee]. [We have been selected by Eximbank to perform the services to which such fees relate, and Eximbank has required that the Borrower or other Person pay for the provision of such services.] [Eximbank has indicated that it has found that such services both are necessary in order for the underlying transaction to go forward and cannot be reasonably obtained in the United States.](4)

      We understand that Eximbank has the right to evaluate the reasonableness and appropriateness of each Ancillary Service and each fee and expense charged in connection with such service and that Eximbank, in its sole and absolute discretion, may determine not to support one or more Special Ancillary Services, fees or expenses under said credit/guarantee.

      2. Cash Payment. In connection with the OECD Arrangement's requirement for a minimum cash payment from the Borrower equivalent to 15% of export value, [check all boxes that are applicable]:

----------
(3) One of the last two bracketed sentences must be applicable.

(4) One of the last two bracketed sentences must be applicable.


                                     B2(b)-3

            (a) We have received a cash payment in the amount of US$______ representing ___ percent of the amount of the Invoice(s).

            (b) We are financing at market rates of interest the required cash payment in the amount of US$______ representing ___ percent of the amount of the Invoice(s).

            (c) We have not received any cash payment with respect to the Invoices.

      3. Legality. To the best of our knowledge, the Special Ancillary Services, and the performance by the parties of their respective obligations under any agreement relating to such services, do not violate any provision of U.S. or any other applicable law.

      4. Discounts, Allowances and Special Agreements. In connection with the sale of, or obtaining the contract to sell, the Items or with the establishment or operation of the Eximbank credit/guarantee (including any letter of interest or preliminary commitment relating thereto issued by Eximbank), we have not, directly or indirectly: (a) granted or paid, agreed or offered to grant or pay, or arranged for, any discount, allowance, rebate, commission, fee or other payment; or (b) entered into any barter, buyback, countertrade or offset agreement or other similar agreement except:

            (i) Any discounts, allowances or rebates to the Borrower that are disclosed in the Invoices;

            (ii) Amounts payable to our regular full-time employees to the extent of their regular compensation;

            (iii) Regular commissions or fees paid or to be paid in the ordinary course of business to our regular sales agents or sales representatives and readily identifiable on our books and records as to amount, purpose and recipient;

            (iv) Any letter of credit fees paid to commercial banks in connection with the Eximbank credit/guarantee;

            (v) Any payments made to Eximbank in connection with the Eximbank credit/guarantee;

            (vi) Other payments, as follows:


      Payee Or Intended Payee              Address                 Purpose
      -----------------------              -------                 -------


      (If none, then the word "NONE" must be inserted in order for this Certificate to be considered complete. If any payee is named, a statement must be attached showing the nature and extent of the services and the method of computation of the payment.)


                                     B2(b)-4

We understand that all payments disclosed in subparagraph 4(b)(vi) above must be satisfactory to Eximbank.

            (vii) Barter, buyback, countertrade or offset agreement or other similar agreement:


      Type of Agreement             Other Parties             Goods/Services
      -----------------             -------------             --------------


      (If none, then the word "NONE" must be inserted in order for this Certificate to be considered complete. If any agreement is disclosed, a statement must be attached describing the basic terms of the agreement.)

We understand that all agreements disclosed in subparagraph 4(b)(vii) above must be satisfactory to Eximbank.

      5. Suspension and Debarment, etc. We certify that either:

|_| (a) neither we nor our Principals (as defined below) are at present (i) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined in any of the Debarment Regulations referred to below) from participating in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations (as defined below) or (ii) indicted, convicted or had a civil judgment rendered against us or any of our Principals for any of the offenses listed in any of the Debarment Regulations; or

|_| (b) if we are unable to make the certification set forth in clause (a) of this Section 5, we have attached a detailed explanation of the grounds for this failure (including dates, identification of any debarring official or suspending official (as such terms are defined in any of the Debarment Regulations) and his or her agency, and details of any proposed or actual debarment, suspension, declaration of ineligibility, voluntary exclusion, indictment, conviction or civil judgment).

      We further certify that, unless authorized by Eximbank, we will not knowingly enter into any transactions in connection with the Special Ancillary Services with any person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or nonprocurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations.

      We agree that we will provide immediate written notice to Eximbank if at any time we learn that the certification set forth in clause (a) of this Section 5, if made, was erroneous when made or has become erroneous by reason of changed circumstances. For the purposes


                                     B2(b)-5
hereof, (i) "Principals" shall mean any officer, director, owner, partner, key employee, or other person with primary management or supervisory responsibilities, or any other person (whether or not an employee) who has critical influence on or substantive control over the transaction financed by the credit or guarantee provided by Eximbank which is referred to above and (ii) the "Debarment Regulations" shall mean (x) the Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common Rule), 53 Fed. Reg. 19204 (May 26, 1988), (y) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400 - 9.409 and (z) the revised Governmentwide Debarment and Suspension (Nonprocurement) regulations (Common
Rule), 60 Fed. Reg. 30337 (June 26, 1995).

      6. Acknowledgment of Eximbank Reliance. We acknowledge that the certifications set forth in this Supplier's Certificate (Special Ancillary Services) are material representations of fact upon which reliance will be placed by Eximbank in connection with the financing of the purchase of the Special Ancillary Services and that, if it is later determined that we knowingly entered into an erroneous certification, Eximbank may pursue any available remedies, which may include remedies available to the United States government such as suspension or debarment pursuant to the Debarment Regulations.

      7. Original Certificate. This Supplier's Certificate (Special Ancillary Services) is the only Supplier's Certificate (Special Ancillary Services) that we have issued with respect to the Invoices.

                                         [NAME OF SUPPLIER/SPECIAL
                                         ANCILLARY SUPPLIER](5)

                                         By:
                                            ---------------------------------
                                                       (Signature)(6)

                                         Name:
                                              -------------------------------
                                                         (Print)

                                         Title:
                                               ------------------------------
                                                         (Print)

                                         Address:
                                                 ----------------------------

                                                 ----------------------------

                                                 ----------------------------(7)

Enclosures
        Invoices

cc:     [Name of Lender]
        [Address of Lender]

----------
(5)   List complete name of company and include its Dun & Bradstreet number.

(6) This Certificate must be signed by a senior officer of the Ancillary Supplier, such as the President, a Vice President, the Secretary, the Treasurer or Assistant Treasurer. If any other individual signs, evidence of his or her authority, in form and substance acceptable to Eximbank, must be submitted with this Certificate.

(7) Include complete street address, including zip code, of the company facility that produced the Special Ancillary Services.


                                     B2(b)-6

REIMBURSEMENT PROCEDURE                                                 A-5 (CA)
                                                                         Annex B
                                                                       Exhibit 3

                      CERTIFICATE AUTHORIZING REIMBURSEMENT

                                                                 Date __________

[Name of Lender]
[Address of Lender]

Subject:  Eximbank Guarantee No.    - [Name of Country] [Name of Borrower]
          ("Borrower")
          Certificate Authorizing Reimbursement No.

Ladies and Gentlemen:

      In accordance with the terms and conditions of the Credit Agreement (the "Agreement"), dated as of __________, 199_, by and among the Borrower, [names of other parties to the Agreement], and the Export-Import Bank of the United States ("Eximbank"), and with the Borrower's Request for Reimbursement to Account of Borrower, we hereby authorize the Lender to make a Reimbursement under the Credit in the amount of U.S.$_________ on or after _______ __, 199_, by paying [[to Eximbank from the proceeds of the Reimbursement the applicable Exposure Fee payable to Eximbank in the amount of U.S.$_________, and then paying the balance of]] the proceeds of the Reimbursement to the account of [identify the Borrower's account as it is carried on the books of the payee bank] at [complete name and address of the payee bank].

      Further, we hereby acknowledge that the Reimbursement, when so made, shall constitute a Disbursement under the Credit, and, as such, together with the interest accrued thereon at the Guaranteed Interest Rate (as defined in the Master Guarantee Agreement dated as of _________, 199_ (the "Master Guarantee Agreement"), between the Lender and Eximbank)(1), are guaranteed by Eximbank pursuant to the terms of, and subject to the conditions of, the Master Guarantee Agreement.

----------

(1)If the Eximbank Guarantee for your transaction is documented under a stand-alone guarantee agreement instead of a Lender's Master Guarantee Agreement then replace this parenthetical with the following: "(as defined in the Guarantee Agreement dated as of __________, 199_ (the "Guarantee Agreement"), between the Lender and Eximbank)" and globally change all references to "Master Guarantee Agreement" in this document to instead refer to "Guarantee Agreement".


                                      B3-1

      The defined terms in this Certificate shall have the respective meanings specified in the Agreement.


                                         EXPORT-IMPORT BANK OF THE
                                           UNITED STATES


                                         By:
                                            ---------------------------------
                                                       (Signature)

                                         Name:
                                              -------------------------------
                                                         (Name)

                                         Title:
                                               ------------------------------
                                                         (Title)


                                      B3-2

L/C PROCEDURE                                                          A-5 (CA)
                                                                         Annex B
                                                                       Exhibit 4

                      REQUEST FOR LETTER OF CREDIT APPROVAL

                                                           Date ________________

[Name of Lender]
[Address of Lender]

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, DC  20571

Attention:  Credit Administration Division

Subject:       Eximbank Guarantee No.       - [Name of Country)
               [Name of Borrower] ("Borrower")
               Request for Letter of Credit Approval

Ladies and Gentlemen:

      In accordance with the terms and conditions of the Credit Agreement ("Agreement"), dated as of ____________, 199_, by and among the Borrower, [names of other parties to the Agreement], and the Export-Import Bank of the United States ("Eximbank"), we enclose for your approval three copies of a proposed Letter of Credit No. ________ ("Proposed L/C"), prepared by [name of L/C Bank].(1)

----------
(1) If the Eximbank Exposure Fee is to be financed under the Credit, the following language, or substantially similar language acceptable to Eximbank, must appear in the subject letter of credit:

           This letter of credit is irrevocable, unless we are notified by Eximbank that an Event of Default (as defined in the Credit Agreement among [the Borrower], [the Lender] and Eximbank) has occurred, in which event, following receipt of such notice, the irrevocable amount available to the beneficiary hereunder for documents presented after receipt of such notice, the irrevocable amount available to the beneficiary hereunder for documents presented after receipt of such notice will be limited to the lesser of (i) US$_________ or (ii) the remaining undisbursed balance of the letter of credit. The balance of this letter of credit (US$_________) represents the maximum amount of the Eximbank Exposure Fee, a portion of


                                      B4-1

      Identifying data with respect to the Proposed L/C are as follows:

      Beneficiary:

      Amount:  U.S.$

      Expiry Date:

      Description of Items being purchased:

      Reference No. from Acquisition List:

      If the terms and conditions of this letter of credit meet with your approval, please issue your Certificate Approving Letter of Credit in the form of Exhibit 5 to the Agreement.

                                   CERTIFICATE

      We hereby certify that: (i) all the payments to be made under the Proposed L/C will be made exclusively for the purchase (a) in the United States of goods and/or services which are of U.S. origin or manufacture (except as disclosed in the Supplier's Certificate(s) to be presented in support of drawings under the Proposed L/C), or (b) of Special Ancillary Services, and that in either case these goods and/or services will be used for lawful purposes in accordance with the Agreement; (ii) in connection with the acquisition of such goods and/or services, we have not received or agreed to receive any discount, allowance, rebate, commission, fee or other payment except as will be disclosed in the aforementioned Supplier's Certificate(s) (or in Special Ancillary Supplier's Certificate(s) to be presented in support of drawings under the Proposed L/C);
(iii) in connection with the sale of or the obtaining of any contract to sell such goods and/or services or with the establishment or operation of the Eximbank-supported financing (including any letter of interest or preliminary commitment relating thereto issued by Eximbank), we have not (a) paid or agreed to pay any commission, fee or other payment or (b) entered into any barter, buyback, countertrade or offset agreement or other similar agreement and, to the best of our knowledge and belief, the beneficiary of the Proposed L/C has not
(x) granted, paid or agreed to grant or pay any discount, allowance, rebate, commission, fee other payment or (y) entered into any barter, buyback, countertrade or offset agreement or other similar agreement, other than as disclosed in the enclosed Suppliers Certificate(s) (L/C Application); (iv) as of the date of this request, no event has occurred and is continuing

----------

      which is payable to Eximbank each time that you make a drawing under this letter of credit. Prior to your first drawing hereunder, we require as a condition of payment that you authorize and direct us in writing to charge this letter of credit and to remit to Eximbank, at the time we honor each draw, the applicable portion of the Exposure Fee, equal to ___% of the amount of each draft presented hereunder. Upon receipt of those instructions, we agree to calculate and remit such fee to Eximbank each time we pay a draft to you.


                                      B4-2
which constitutes, or but for the requirement of the giving of notice or lapse of time, or both, would constitute, an Event of Default under the provisions of the Agreement; and (v) as of the date of this request, the representations and warranties made by us in the Agreement are true.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

                                        Very truly yours,

                                        [BORROWER]


                                        By:
                                           -------------------------------
                                                    (Signature)(2)

                                        Name:
                                             -----------------------------
                                                       (Print)

                                        Title:
                                              ----------------------------
                                                       (Print)

Enclosures
       3 copies of Proposed L/C
       1 copy of supplier's pro forma invoice,
         purchase contract, or other document
         covering purchase, and Supplier's Certificate
         (L/C Application) (Exhibit 2(a))

----------

(2) May only be signed by one of the authorized representatives designated by the Borrower pursuant to Section 6.01(c) of the Agreement.


                                      B4-3

L/C PROCEDURE                                                           A-5 (CA)
                                                                         Annex B
                                                                    Exhibit 4(a)

                             REQUEST FOR APPROVAL OF
                          AMENDMENT TO LETTER OF CREDIT

[Name of Lender]
[Address of Lender]

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, DC  20571

Attention:  Credit Administration Division

Subject:   Eximbank Guarantee No. (Name of Country)
           [Name of Borrower] ("Borrower")
           Request for Amendment to Letter of Credit No. ___

Ladies and Gentlemen:

      In accordance with the terms and conditions of the Credit Agreement ("Agreement") dated as of ________, 199_, by and among the Borrower, [names of other parties to the Agreement], and Export-Import Bank of the United States ("Eximbank"), we enclose for your approval three copies of a proposed amendment ("Amendment") to Letter of Credit No. ________ ("Letter of Credit"), prepared by [name of L/C Bank]. The Letter of Credit needs to be amended because [list reason(s)].

      If this Amendment meets with your approval, please issue your Certificate Approving Amendment to Letter of Credit with respect to the Letter of Credit, as amended ("Amended Letter of Credit").

                                   CERTIFICATE

      We hereby certify that: (i) all the payments to be made under the Letter of Credit, as amended (the "Amended Letter of Credit") will be made exclusively for the purchase (a) in the United States of goods and/or services of U.S. origin or manufacture (except as disclosed in the Supplier's Certificate(s) to be presented in support of drawings under the Amended Letter of Credit) or (b) of Special Ancillary Services, and that in either case that these goods and/or


                                     B4(a)-1
services will be used for lawful purposes in accordance with the Agreement; (ii) in connection with the acquisition of such goods and/or services, we have not received or agreed to receive any discount, allowance, rebate, commission, fee or other payment, except as will be disclosed in the aforementioned Supplier's Certificate(s) (or in Special Ancillary Supplier's Certificate(s) to be presented in support of drawings under the Proposed L/C); (iii) in connection with the sale of or the obtaining of any contract to sell such goods and/or services or with the establishment or operation of the Eximbank-supported financing (including any letter of interest or preliminary commitment relating thereto issued by Eximbank), we have not (a) paid or agreed to pay any commission, fee or other payment or (b) entered into any barter, buyback, countertrade or offset agreement or other similar agreement and, to the best of our knowledge and belief, the beneficiary of the Amended Letter of Credit has not (x) granted, paid or agreed to grant or pay any discount, allowance, rebate, commission, fee other payment or (y) entered into any barter, buyback, countertrade or offset agreement or other similar agreement, other than as disclosed in the Supplier's Certificate(s) (L/C Application) furnished to you when the Letter of Credit was issued; (iv) as of the date of this request, no event has occurred and is continuing which constitutes, or but for the requirement of the giving of notice or lapse of time, or both, would constitute, an Event of Default under the provisions of the Agreement; and (v) as of the date of this request, the representations and warranties made by us in the Agreement are true.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

                                        Very truly yours,

                                        [BORROWER]


                                        By:
                                           -------------------------------
                                                    (Signature)(1)

                                        Name:
                                             -----------------------------
                                                       (Name)

                                        Title:
                                              ----------------------------
                                                       (Title)

Enclosures
       3 copies of proposed Amendment of L/C
       1 copy of purchase order or other document evidencing need for amendment

----------

(1) May only be signed by one of the authorized representatives designated by the Borrower pursuant to Section 6.01(c) of the Agreement.


                                     B4(a)-2

L/C PROCEDURE                                                           A-5 (CA)
                                                                         Annex B
                                                                       Exhibit 5

                     CERTIFICATE APPROVING LETTER OF CREDIT

                                                                 Date __________

[Name of Letter of Credit Bank]
[Address of Letter of Credit Bank]

Subject:    Eximbank Guarantee No. ___________-[Name of Country]
            [Name of Borrower] ("Borrower")
            Certificate Approving Letter of Credit No. ______

Ladies and Gentlemen:

      In accordance with the terms and conditions of the Credit Agreement ("Agreement"), dated as of ____________, 199_, between the Borrower, [name of Lender] ("Lender"), [names of other parties to the Agreement] and the Export-Import Bank of the United States ("Eximbank"), and with the Borrower's Request for Certificate Approving Letter of Credit, we hereby approve the [issuance, confirmation or advice] by the L/C Bank of Letter of Credit No. __ ("Letter of Credit"), in the amount of U.S.$______.

      Further, we hereby acknowledge that all payments made under the Letter of Credit [including any payments to Eximbank of the applicable Exposure Fee], which are made in accordance with the terms of the Letter of Credit will constitute Disbursements under the Credit, and, as such, together with interest accrued thereon at the Guaranteed Interest Rate (as defined in the Master Guarantee Agreement dated as of ___________, 199__ ("Master Guarantee Agreement"), between the Lender(s) and Eximbank)(2), are guaranteed by

----------

(2) If the Eximbank Guarantee for your transaction is documented under a stand-alone guarantee agreement instead of a Lender's Master Guarantee Agreement then replace this parenthetical with the following: "(as defined in the Guarantee Agreement dated as of __________, 199_ (the "Guarantee Agreement"), between the Lender and Eximbank)" and globally change all references to "Master Guarantee Agreement" in this document to instead refer to "Guarantee Agreement".


                                      B5-1

Eximbank pursuant to the terms of, and subject to the conditions of, the Master Guarantee Agreement.

      The defined terms used in this Certificate shall have the respective meanings specified in the Agreement.


                                        EXPORT-IMPORT BANK OF THE
                                          UNITED STATES

                                        By:
                                           -------------------------------
                                                    (Signature)

                                        Name:
                                             -----------------------------
                                                       (Name)

                                        Title:
                                              ----------------------------
                                                       (Title)


                                      B5-2

L/C PROCEDURE                                                           A-5 (CA)
                                                                         Annex B
                                                                    Exhibit 5(a)

                 CERTIFICATE APPROVING AMENDED LETTER OF CREDIT

                                                                Date____________

[Name of Letter of Credit Bank]
[Address of Letter of Credit Bank]

Subject:   Eximbank Guarantee No. ______ -[Name of Country]
           [Name of Borrower] ("Borrower")
           Certificate Approving Amendment to Letter of Credit No. _______

Ladies and Gentlemen:

      In accordance with the terms and conditions of the Credit Agreement ("Agreement"), dated as of ___________, 199_, between the Borrower, [name of Lender] ("Lender"), [names of other parties to the Agreement] and the Export-Import Bank of the United States ("Eximbank"), and with the Borrower's Request for Certificate Approving Amendment to Letter of Credit, we hereby approve the proposed amendment to Letter of Credit No. _________, ("Letter of Credit").

      Further, we hereby acknowledge that all payments made under the Letter of Credit, as amended, [including any payments to Eximbank of the applicable Exposure Fee], which are made in accordance with the terms of the Letter of Credit, as amended, will constitute Disbursements under the Credit, and, as such together with accrued interest thereon at the Guaranteed Interest Rate (as defined in the Master Guarantee Agreement) dated as of _________, 199_ ("Master Guarantee Agreement"), between the Lender(s) and Eximbank)1, are guaranteed by Eximbank pursuant to the terms of, and subject to the conditions of, the Master Guarantee Agreement.

----------
(1) If the Eximbank Guarantee for your transaction is documented under a stand-alone guarantee agreement instead of a Lender's Master Guarantee Agreement then replace this parenthetical with the following: "(as defined in the Guarantee Agreement dated as of ___________, 199_ (the "Guarantee Agreement"), between the Lender and Eximbank)" and globally change all references to "Master Guarantee Agreement" in this document to instead refer to "Guarantee Agreement".


                                     B5(a)-1

      The defined terms used in this Certificate shall have the respective meanings specified in the Agreement.

                                        EXPORT-IMPORT BANK OF THE
                                          UNITED STATES


                                        By:
                                           -------------------------------
                                                    (Signature)

                                        Name:
                                             -----------------------------
                                                       (Name)

                                        Title:
                                              ----------------------------
                                                       (Title)


                                     B5(a)-2

FORM OF OPINION OF BORROWER'S COUNSEL                                   A-5 (CA)
                                                                         Annex C

      We have been and are acting as counsel for ______________ ("Borrower"). You have requested our opinion as to certain matters concerning the Credit Agreement (the "Agreement") dated as of ______________, among the Borrower, __________________, as Lender, ________________, as Guarantor, and the
Export-Import Bank of the United States. Terms not otherwise defined in this opinion shall have the meanings assigned to them in the Agreement.

      In connection with this opinion, we have reviewed such matters of law, and have examined originals, or copies identified to our satisfaction, of such agreements, corporate records, public records, communications of public officials and other documents and instruments, as we have considered necessary or appropriate.

      Based upon the foregoing we are of the opinion that:

      (1) Existence. The Borrower is duly organized and validly existing under the laws of the Borrower's Country. The Borrower's existence is not limited by:
(i) any applicable law; (ii) the terms of any charter, by-law or other similar document of the Borrower; or (iii) any other agreement, instrument or document to which the Borrower is a party or by which it is bound.

      (2) Authority. The Borrower has the full power, authority and legal right to own and use its properties and carry on its business as now conducted, and to execute, deliver, perform and observe the terms and conditions of the Agreement and the other Borrower Documents. All corporate and other actions have been taken which are necessary or advisable to: (i) authorize the Borrower to execute, deliver, perform and observe the terms and conditions of the Agreement and the other Borrower Documents; and (ii) authorize the officer(s) of the Borrower who has (have) signed the Agreement and the other Borrower Documents which have been signed on or before the date hereof to take such action.

      (3) Government Authorizations. All consents, licenses, approvals and other authorizations of, and exemptions by, any Governmental Authority in the Borrower's Country and, to my knowledge, any governmental authorities within the United States or elsewhere, which are necessary or advisable: (i) for the execution, delivery, performance and observance by the Borrower of the Borrower Documents; (ii) for the validity, binding effect and enforceability of the Borrower Documents; and (iii) for the execution, delivery and performance of the Purchase Contract and the importation and use of the Items in the Borrower's Country, have been obtained and are in full force and effect. Without limiting the generality of the previous sentence, all legal requirements of the Borrower's Country with respect to the availability and transfer of foreign exchange (including Dollars) required to make all scheduled payments due under the Agreement and the Note(s) have been satisfied.

      (4) Recordation. To ensure the legality, validity, enforceability, priority or admissibility in evidence in the Borrower's Country of any of the Borrower Documents, it is not necessary that any of the Borrower Documents be registered, recorded, enrolled or otherwise filed with any court or other Governmental Authority in the Borrower's Country (other than registration of the Borrower Documents at the Public Registry of Titles and Documents in the City of Sao Paulo), or be notarized, or that any documentary, stamp or other similar tax, imposition or charge of any kind be paid on or in respect of any of the Borrower Documents.

      (5) Restrictions. The execution, delivery and performance or observance by the Borrower of the terms of and consummation by the Borrower of the transactions contemplated by, each of the Borrower Documents does not and will not conflict with or result in a breach or violation of (i) the charter, by-laws or similar documents of the Borrower; (ii) any law of the Borrower's Country or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority in the Borrower's Country (including, without limitation, any restriction on interest that may be paid by the Borrower); or (iii) any order, writ, injunction, judgment or decree of any court or other tribunal. Further, the execution, delivery and performance or observance by the Borrower of the terms of, and consummation by the Borrower of the transactions contemplated by, each of the Borrower Documents does not and will not conflict with or result in a breach of any agreement or instrument to which the Borrower is a party, or by which it or any of its revenues, properties or assets may be bound, or result in the creation or imposition of any Lien upon any of the revenues, properties or assets of the Borrower pursuant to any such agreement or instrument.

      (6) Conflict of Laws and Enforceability.

            (i) Under the conflict of laws principles in the Borrower's Country, the choice of law provisions of the Agreement and the Note(s) are valid, binding and not subject to revocation by the Borrower, and, in any proceedings brought in the Borrower's Country for enforcement of any of the Borrower Documents, the choice of the law of the State of New York as the governing law of such documents will be recognized and such law will be applied, provided that the applicable provisions of New York law are not in conflict with Brazilian public order, good customs or national sovereignty. In our opinion, the provisions of the Agreement, although governed by New York law, are not in conflict with Brazilian public policy, good customs or national sovereignty. We note, however, that these concepts have not been clearly and consistently deemed by the courts of Brazil and that the issue as to whether a conflict exists between applicable foreign and Brazilian law can, in many instances, only be determined on a case by case basis.

            (ii) The Agreement and the other Borrower Documents which have been executed on or before the date hereof have been duly authorized, executed and delivered by the Borrower. Assuming that the Borrower Documents are legal, valid, binding and enforceable under the law of the State of New York, each of the Borrower Documents which has been executed and delivered constitutes, and each of the Borrower Documents which may hereafter be executed and delivered will constitute, an obligation of the Borrower which is legal, valid and binding upon the Borrower and enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, reorganization, liquidation, moratorium readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally and by the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity.

            (iii) Notwithstanding paragraph (i) above, if any of the Borrower Documents were by their terms governed by and construed in accordance with the law of the Borrower's Country, or if a court in the Borrower's Country were to apply the law of the Borrower's Country to any of the Borrower Documents, each of the Borrower Documents which has been executed and delivered, and each of the Borrower Documents which may hereafter be executed and delivered, would constitute an obligation of the Borrower which is legal, valid and binding upon the Borrower and enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally and by the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity.

      (7) Submission to Jurisdiction, etc. The submission to jurisdiction, appointment for service of process and waiver of security requirements by the Borrower set forth in Sections 11.02, 11.03 and 11.05 of the Agreement, respectively, are each effective and irrevocably binding on the Borrower. It is not necessary that the appointment for service of process described in said
Section 11.03 be registered, recorded or filed with any court or other authority in the Borrower's Country or be notarized, or that any documentary, stamp or similar tax, imposition, or charge be paid on or in respect of such appointment.

      (8) Commercial Activity. The Borrower Documents and the transactions contemplated thereby constitute commercial activities (rather than governmental or public activities) of the Borrower, and the Borrower is subject to private commercial law with respect thereto. The Borrower has waived, pursuant to
Section 11.04 of the Agreement, any right of immunity which it or any of its assets has or may hereafter acquire, whether characterized as sovereign immunity or otherwise, from any legal proceedings in the Borrower's Country to enforce or collect upon the Credit or the Note(s), or any other liability or obligation of the Borrower related to or arising from the transactions contemplated by any of the Borrower Documents, and such waiver is effective and irrevocably binding on the Borrower.

      (9) Legal Form, Judgements, etc. This Agreement, the Note(s) and each of the other Borrower Documents are in proper legal form for enforcement against the Borrower, in the Borrower's Country, in the most expeditious manner available under the law of the Borrower's Country. We note, however, that the form of the Note does not satisfy the requirements of an extrajudicial executory title under the law of the Borrower's Country. In the event a final judgment of any state or Federal court in the United States is rendered against the Borrower under any of the Borrower Documents, the same would be enforced by the courts of the Borrower's Country without any further review on the merits, provided that such judgment has been ratified ("homlogado") by the Supreme Court of the Borrower's Country. Such ratification will occur if the foreign judgment (a) complies with all formalities required for enforceability under the laws of the country wherein it was issued, (b) has been given by a competent court of law in the country wherein it was issued after proper service of process on the parties or after sufficient evidence of the parties' absence has been given in accordance with applicable law of the country in which the judgment was entered,
(c) is not subject to appeal in the jurisdiction in which it was issued, (d) has been authenticated by the Brazilian Consulate in the country wherein it was issued accompanied by a sworn translation thereof into Portuguese, and (e) is not contrary to Brazilian sovereignty, public policy and good customs (as set forth in Section 17 of the law of introduction to the Brazilian Civil Code). In our opinion, the enforcement of a foreign judgment relating to any of the Borrower Documents would not be contrary to the law, public policy or good customs of the Borrower's Country, any international treaties binding in the Borrower's Country or generally accepted principles of international law.

      (10) Pari Passu. The payment obligations of the Borrower under the Agreement and the Note(s) rank in all respects pari passu in priority of payment and in right of security with all other unsecured debt of the Borrower, except, in the case of the bankruptcy or liquidation of the Borrower, for debts of the Borrower related to taxes or wages.

      (11) Legal Proceedings. No legal proceedings are pending or, to the best of the undersigned's knowledge, threatened before any court or governmental agency which might: (i) materially and adversely affect the Borrower's financial condition, business or operations; (ii) restrain or enjoin or have the effect of restraining or enjoining the performance or observance of the terms and conditions of any of the Borrower Documents; or (iii) in any other manner question the validity, binding effect or enforceability of any of the Borrower Documents.

      (12) No Taxes. There is no Tax imposed on or in connection with: (i) the execution, delivery or performance of any of the Borrower Documents; (ii) the enforcement of any of the Borrower Documents; or (iii) on any payment to be made to the Lender or Eximbank under any of the Borrower Documents.

      (13) Licensing & Qualification. Under the law of the Borrower's Country, neither the Lender nor Eximbank will, by reason of their entering into the Borrower Documents and performing their obligations and enforcing their rights thereunder: (i) be required to be qualified, licensed or otherwise entitled to do business in the Borrower's Country, or be required to comply with any requirement as to foreign registration or qualification in the Borrower's Country; (ii) be subject to taxation in the Borrower's Country; or (iii) be required to make any filing with any court or other governmental authority in the Borrower's Country prior to any enforcement of any of the Borrower Documents or performance of any of the transactions contemplated by the Borrower Documents.

FORM OF OPINION OF GUARANTOR'S COUNSEL                                  A-5 (CA)
                                                                         Annex D

      We have been and are acting as counsel for _______________ ("Guarantor"). You have requested our opinion as to certain matters concerning the Credit Agreement (the "Agreement") dated as of _______________, among the Borrower, _______________, as Lender, Guarantor and the Export-Import Bank of the United States. Terms not otherwise defined in this opinion shall have the meanings assigned to them in the Agreement.

      In connection with this opinion, we have reviewed such matters of law, and have examined originals, or copies identified to our satisfaction, of such agreements, corporate records, public records, communications of public officials and other documents and instruments, as we have considered necessary or appropriate.

      Based upon the foregoing we are of the opinion that:

      (1) Existence. The Guarantor is duly organized and validly existing under the laws of the Guarantor's Country. The Guarantor's existence is not limited by: (i) any applicable law; (ii) the terms of any charter, by-law or other similar document of the Guarantor; or (iii) any other agreement, instrument or document to which the Guarantor is a party or by which it is bound.

      (2) Authority. The Guarantor has the full power, authority and legal right to own and use its properties and carry on its business as now conducted, and to execute, deliver, perform and observe the terms and conditions of the Agreement and the Note(s). All corporate and other actions have been taken which are necessary or advisable to: (i) authorize the Guarantor to execute, deliver, perform and observe the terms and conditions of the Agreement and the Note(s); and (ii) authorize the officer(s) of the Guarantor who has (have) signed the Agreement and the Note(s) which have been signed on or before the date hereof to take such action.

      (3) Government Authorizations. All consents, licenses, approvals and other authorizations of, and exemptions by, any Governmental Authority in the Guarantor's Country and, to my knowledge, any governmental authorities within the United States or elsewhere, which are necessary or advisable: (i) for the execution, delivery, performance and observance by the Guarantor of the Agreement and the Note(s); (ii) for the validity, binding effect and enforceability of the Agreement and the Note(s), have been obtained and are in full force and effect. Without limiting the generality of the previous sentence, all legal requirements of the Guarantor's Country with respect to the availability and transfer of foreign exchange (including Dollars) required to make all scheduled payments due under the Agreement and the Note(s) have been satisfied.

      (4) Recordation. To ensure the legality, validity, enforceability, priority or admissibility in evidence in the Guarantor's Country of the Agreement or the Note(s), it is not necessary that any such documents be registered, recorded, enrolled or otherwise filed with any court or other Governmental Authority in the Guarantor's Country (other than registration of the Borrower Documents at the Public Registry of Titles and Documents in the City of Sao Paulo), or be notarized, or that any documentary, stamp or other similar tax, imposition or charge of any kind be paid on or in respect of any of such documents.

      (5) Restrictions. The execution, delivery and performance or observance by the Guarantor of the terms of, and consummation by the Guarantor of the transactions contemplated by, each of the Agreement and the Note(s) does not and will not conflict with or result in a breach or violation of: (i) the charter, by-laws or similar documents of the Guarantor; (ii) any law of the Guarantor's Country or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority in the Borrower's Country (including, without limitation, any restriction on interest that may be paid by the Guarantor); or (iii) any order, writ, injunction, judgment or decree of any court or other tribunal. Further, the execution, delivery and performance or observance by the Guarantor of the terms of, and consummation by the Guarantor of the transactions contemplated by, each of Agreement and the Note(s) does not and will not conflict with or result in a breach of any agreement or instrument to which the Guarantor is a party, or by which it or any of its revenues, properties or assets may be bound, or result in the creation or imposition of any Lien upon any of the revenues, properties or assets of the Guarantor pursuant to any such agreement or instrument.

      (6) Conflict of Laws and Enforceability.

            (i) Under the conflict of laws principles in the Guarantor's Country, the choice of law provisions of the Agreement and the Note(s) are valid, binding and not subject to revocation by the Guarantor, and, in any proceedings brought in the Guarantor's Country for enforcement of any of such documents, the choice of the law of the State of New York as the governing law of such documents will be recognized and such law will be applied, provided that the applicable provisions of New York law are not in conflict with Brazilian public order, good customs or national sovereignty. In our opinion, the provisions of the Agreement, although governed by New York law, are not in conflict with Brazilian public policy, good customs or national sovereignty. We note, however, that these concepts have not been clearly and consistently defined by the courts of Brazil and that the issue as to whether a conflict exists between applicable foreign and Brazilian law can, in many instances, only be determined on a case by case basis.

            (ii) The Agreement and the Note(s) which have been executed on or before the date hereof have been duly authorized, executed and delivered by the Guarantor. Assuming that such documents are legal, valid, binding and enforceable under the law of the State of New York, each of the Agreement and the Note(s) which has been executed and delivered constitutes, and each of the Note(s) which may hereafter be executed and delivered will constitute, an obligation of the Guarantor which is legal, valid and binding upon the Guarantor and enforceable against the Guarantor in accordance with its respective terms, except as such enforceability may be finished by applicable insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally and by the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity.

            (iii) Notwithstanding paragraph (i) above, if the Agreement or the Note(s) were by their terms governed by and construed in accordance with the law of the Guarantor's Country, or if a court in the Guarantor's Country were to apply the law of the Guarantor's Country to any of such documents, each of the Agreement and the Note(s) which has been executed and delivered, and each of Note(s) which may hereafter be executed and delivered, would constitute an obligation of the Guarantor which is legal, valid and binding upon the Guarantor and enforceable against the Guarantor in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors' rights generally and by the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity.

      (7) Submission to Jurisdiction, etc. The submission to jurisdiction, appointment for service of process and waiver of security requirements by the Guarantor set forth in Sections 11.02, 11.03 and 11.05 of the Agreement, respectively, are each effective and irrevocably binding on the Guarantor. It is not necessary that the appointment for service of process described in said
Section 11.03 be registered, recorded or filed with any court or other authority in the Guarantor's Country or be notarized, or that any documentary, stamp or similar tax, imposition, or charge be paid on or in respect of such appointment.

      (8) Commercial Activity. The Agreement and the Note(s) and the transactions contemplated thereby constitute commercial activities (rather than governmental or public activities) of the Guarantor, and the Guarantor is subject to private commercial law with respect thereto. The Guarantor has waived, pursuant to Section 11.04 of the Agreement, any right of immunity which it or any of its assets has or may hereafter acquire, whether characterized as sovereign immunity or otherwise, from any legal proceedings in the Guarantor's Country to enforce or collect upon the Credit or the Note(s), or any other liability or obligation of the Guarantor related to or arising from the transactions contemplated by the Agreement and the Note(s), and such waiver is effective and irrevocably binding on the Guarantor.

      (9) Legal Form, Judgments, etc. This Agreement and the Note(s) are in proper legal form for enforcement against the Guarantor, in the Guarantor's Country, in the most expeditious manner available under the law of the Guarantor's Country. We note, however, that the form of the Note does not satisfy the requirements of an extra-judicial executory title under the law of the Guarantor's Country. In the event a final judgment of any state or Federal court in the United States is rendered against the Guarantor under any of such documents, the same would be enforced by the courts of the Guarantor's Country without any further review on the merits, provided that such judgment has been ratified ("homlogado") by the Supreme Court of the Borrower's Country. Such ratification will occur if the foreign judgment (a) complies with all formalities required for enforceability under the laws the country wherein it was issued, (b) has been given by a competent court of law in the country wherein it was issued after proper service of process on the parties or after sufficient evidence of parties' absence has been given in accordance with applicable law of the country in which the judgment was entered, (c) is not subject to appeal in the jurisdiction in which it was issued, (d) has been authenticated by the Brazilian Consulate in the country wherein it was issued accompanied by a sworn translation thereof into Portuguese, and (e) is not contrary to Brazilian sovereignty, public policy and good customs (as set forth in Section 17 of the law of introduction to the Brazilian Civil Code). In our opinion, the enforcement of a foreign judgment relating to the Agreement or the Note(s) would not be contrary to the law, public policy or good customs of the Guarantor's Country, any international treaties binding in the Guarantor's Country or generally accepted principles of international law.

      (10) Pari Passu. The payment obligations of the Guarantor under the Agreement and the Note(s) rank in all respects at least pari passu in priority of payment and in right of security with all other unsecured debt of the Guarantor except, in the case of the bankruptcy or liquidation of the Guarantor, for debts of the Guarantor related to taxes or wages.

      (11) Legal Proceedings. No legal proceedings are pending or, to the best of the undersigned's knowledge, threatened before any court or governmental agency which might: (i) materially and adversely affect the Guarantor's financial condition, business or operations; (ii) restrain or enjoin or have the effect of restraining or enjoining the performance or observance of the terms and conditions of any of the Agreement or the Note(s); or (iii) in any other manner question the validity, binding effect or enforceability of the Agreement or the Note(s).

      (12) No Taxes. There is no Tax imposed on or in connection with: (i) the execution, delivery or performance of the Agreement or the Note(s); (ii) the enforcement of the Agreement or the Note(s); or (iii) on any payment to be made to the Lender or Eximbank under the Agreement or the Note(s).

      (13) Licensing & Qualification. Under the law of the Guarantor's Country, neither the Lender nor Eximbank will, by reason of their entering into the Borrower Documents and performing their obligations and enforcing their rights thereunder: (i) be required to be qualified, licensed or otherwise entitled to do business in the Guarantor's Country, or be required to comply with any requirement as to foreign registration or qualification in the Guarantor's Country; (ii) be subject to taxation in the Guarantor's Country; or (iii) be required to make any filing with any court or other governmental authority in the Guarantor's Country prior to any enforcement of any of the Borrower Documents or performance of any of the transactions contemplated by the Borrower Document.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Credit Agreement to be duly executed and delivered as of the date first above written.


TVA SISTEMA DE TELEVISAO S.A., as Borrower


By:
   ---------------------------------------
                   (Signature)

Name:
     -------------------------------------
                      (Print)

Title:
      ------------------------------------
                      (Print)


TEVECAP S.A., as Guarantor


By:
   ---------------------------------------
                   (Signature)

Name:
     -------------------------------------
                      (Print)

Title:
      ------------------------------------
                      (Print)

TEVECAP S.A., as Guarantor


By:
   ---------------------------------------
                   (Signature)


THE CHASE MANHATTAN BANK, as Lender


By:
   ---------------------------------------
                   (Signature)

Name:
     -------------------------------------
                      (Print)

Title:
      ------------------------------------
                      (Print)

EXPORT-IMPORT BANK OF THE UNITED STATES


By:
   ---------------------------------------
                   (Signature)

Name:
     -------------------------------------
                      (Print)

Title:
      ------------------------------------
                      (Print)